Exhibit 99.1

AAE Technologies International plc

Directors’ Report and Consolidated Financial Statements

for the 6 month period ended 30 June 2003

AAE Technologies International plc

Company Information

Directors	Anthony Dean-Smith
Alan Rae
Ciaran Desmond
Philip Shapiro (Resigned 4 April, 2003)
Hendrik Rethwilm (Appointed 14 March, 2003)

Secretary	Ciaran Desmond

Company Number	327106

Registered Office	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Auditors	Cremin McCarthy & Company
28 Harcourt Street
Dublin 2
Ireland

Business Address	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Bankers	Ulster Bank Ireland
College Green
Dublin 1
Ireland

Solicitors	McGuire Desmond Solicitors
7 Fr. Matthew Quay
Cork
Ireland

AAE Technologies International plc

Contents

Page
Directors’ Report	1 - 3
Auditors’ Report	4 - 5
Profit and Loss Account	6
Consolidated Balance Sheet	7
Company Balance Sheet	8
Consolidated Cash Flow Statement	9
Notes to the Consolidated Financial Statements	10 - 22

AAE Technologies International plc

Directors’ Report
for the 6 month period ended 30 June 2003

The directors present their report and the financial statements for the 6 month period ended 30 June 2003.

Principal Activity and Review of the Business

The principal activity of the group is the development and marketing of proprietary fuel additive technologies for the international motor fuel market.

The group has continued to develop its intellectual property over the past 6 months and the directors are optimistic that the company will be in a position to commence its marketing strategy in the coming year.

Results And Dividends

The loss for the 6 month period after providing for depreciation and taxation amounted to $ 1,751,481, (loss for the period ended 31 December, 2002 - $ 2,261,833).

The directors do not recommend payment of a dividend.

Directors

The present membership of the Board of directors is set out in the Information page.

In accordance with the Articles of Association, Anthony Dean-Smith and Alan Rae retire by rotation and, being eligible, offer themselves for re-election.

Post Balance Sheet Events

On March 18, 2003, AAE Technologies International plc (the company) entered into a non-binding letter of intent with Dynamic Ventures Inc. (DVI, a publicly listed company and incorporated in Washington state) by which DVI would acquire up to 100% of the common stock of the company. On June 18, 2003, DVI made a formal offer to acquire all of the shares of the company (Transaction). Completion of the Transaction was conditioned on DVI acquiring a certain percentage of the shares of the company. In connection with the DVI offer, DVI has undertaken on a best efforts basis to raise money from third parties to fund the future operations of the company. Subsequent to the date of the letter of intent and prior to making its formal offer for the shares of the company, DVI changed its name to O2Diesel Corporation (O2Diesel). As of July 11, 2003 O2Diesel had acquired approximately 87% of the outstanding shares of the company, which was sufficient for the Transaction to close. On July 15, 2003, O2Diesel declared that all conditions had been satisfied for it to acquire the company. As of the date of these financial statements, the parties to the Transaction had executed all agreements required to allow O2Diesel to complete the acquisition of the company.

Health and Safety of Employees

The company has adopted a safety statement in accordance with the requirements of the act.

AAE Technologies International plc

Directors’ Report
for the 6 month period ended 30 June 2003

Directors and Secretary’s Interests

The directors and secretary who served during the 6 month period had no direct interest other than those shown below in the share capital of the company:

	As of	As of
	30/06/03	31/12/02
	Ordinary shares of $0.01 each

Anthony Dean-Smith	14,800,044	13,702,244
Alan Rae	3,751,700	4,449,500
Ciaran Desmond	300,000	300,000
Philip Shapiro (Resigned 4 April, 2003)	567,015	567,015
Hendrik Rethwilm (Appointed March 14, 2003)	—	Nil

The following share options had been granted to the directors and were exercised or lapsed as follows:

			Exercise	Exercised post	Lapsed on
Type	Date of Grant	Number	Price	30 June 2003	15 July 2003
1/Anthony Dean-Smith
Ordinary	23 July 2001	3,600,000	Stg£ 0.40		3,600,000
Ordinary	23 July 2001	300,000	Stg£ 0.30		300,000
Ordinary	23 July 2001	153,333	Stg£0.29		153,333
Ordinary	23 July 2001	500,000	Stg£ 0.29		500,000
Ordinary	23 July 2001	2,500,000	Stg£ 0.04	2,500,000

On 9 July, 2003, a board minute was passed changing the exercise price of the 2,500,000 options belonging to Anthony Dean Smith from 4p sterling each to 2.6p sterling each.

1/ Jeremy Dean-Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40		100,000
1/ Timothy J A Dean Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40		100,000
2/ Alan Rae
Ordinary	23 July 2001	384,000	Stg£ 0.29		384,000
Ordinary	23 July 2001	700,000	Stg£ 0.05	700,000
Ordinary	23 July 2001	2,500,000	Stg£0.04	2,500,000
3/ Ciaran Desmond
Ordinary	11 December 2001	200,000	Stg£0.30		200,000
4/ Philip Shapiro
Ordinary	23 July 2001	600,000	Stg£ 0.40		600,000
Ordinary	23 July 2001	100,000	Stg£ 0.29		100,000

AAE Technologies International plc

Directors’ Report
for the 6 month period ended 30 June 2003

Since 30 June, 2003, Anthony Dean Smith acquired from another option holder and then exercised 700,000 options at 5p sterling each.

Directors’ Responsibilities

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these the directors are required to:

-     select suitable accounting policies and apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

-     state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

-     prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations, 1992. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Proper books & records

The directors employ a financial function to ensure the provisions of Section 202 of the Companies Act 1990 are met. The books and records of the company are kept at The Arch, 7 Fr. Matthew Quay, Cork, Ireland.

Auditors

The auditors, Cremin McCarthy & Company, have indicated their willingness to continue in office in accordance with the provisions of Section 160(2) of the Companies Act, 1963.

Section 40(1) Companies Act, 1983

The Balance Sheet on page 6 discloses that the net assets of the company are less than half the issued share capital. Accordingly the directors have decided to convene an Extraordinary General Meeting of the company immediately after the close of the Annual General Meeting to review its financial situation.

AAE Technologies International plc

Auditors’ Report to the Shareholders of AAE Technologies International plc

We have audited the financial statements of AAE Technologies International plc for the period ended 30th June 2003 on pages 5 to 21. These financial statements have been prepared under the historical cost convention and the accounting policies set out on page 9.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and Irish Accounting Standards are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and Auditing Standards promulgated by the Auditing Practices Board in Ireland and the United Kingdom.

The report is made solely to the company’s members, as a body, in accordance with Section 193 of the Companies Act, 1990. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this part, or for the opinions we have formed.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Acts. We also report to you, whether in our opinion, proper books of account have been kept by the company; whether, at the balance sheet date, there exists a financial situation requiring the convening of an extraordinary general meeting of the company; and whether the information given in the Directors’ Report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the company’s balance sheet and profit and loss account are in agreement with the books of accounts and returns.

We report to the shareholders if, in our opinion, any information specified by law regarding directors’ remuneration and directors’ transactions is not given and, where practicable, includes such information in our report.

We read the other information contained in the Annual Report and consider whether it is consistent with the audited financial statements. This other information comprises only the Directors’ Report, the Chairman’s statement and the Operating and Financial Review. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any other information.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

AAE Technologies International plc

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at the 30 June 2003 and of its loss for the 6 month period then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations 1992.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors’ report on page 1 to 3 is consistent with the financial statements. The net assets of the group, as stated in the Balance Sheet on page 6, are less than half of the amount of its called up share capital and, in our opinion, on that basis there may exist at 31 December 2003 a financial situation which under Section 40(1) of the Companies (Amendment) Act 1983 may require the convening of an extraordinary meeting of the company.

Cremin McCarthy & Company	23 September 2003
Chartered Accountants and Registered Auditors
28 Harcourt Street
Dublin 2.

AAE Technologies International plc

Profit and Loss Account
for the 6 month period ended 30 June 2003
and for the comparative 15 month period ended 31 December 2002

		Continuing operations

		6 months ended	15 months ended
		30/06/03	31/12/02
	Notes	$	$
Turnover	2	—	15,893
Cost of sales		—	(26,318)

Gross profit/(loss)		—	(10,425)
Administrative expenses - normal		(1,456,161)	(2,514,452)
Other operating income		—	275,625

Operating loss	3	(1,456,161)	(2,249,252)
Exceptional- Right off of Intellectual Property		(310,872)	—

(Loss) on ordinary activities before interest		(1,767,033)	(2,249,252)
Interest receivable and similar income	5	184	9,388
Interest payable and similar charges	6	(34,282)	(61,049)

Loss on ordinary activities before taxation		(1,801,131)	(2,300,913)
Tax on loss on ordinary activities	8	49,650	39,080

Loss on ordinary activities after taxation		(1,751,481)	(2,261,833)
Minority Interest - Equity		24,032	79,955

Loss attributable to members of the parent company		(1,727,449)	(2,181,878)
Accumulated (loss) brought forward		(2,580,843)	(398,965)

Accumulated (loss) carried forward		(4,308,292)	(2,580,843)

There are no recognised gains or losses other than the profit or loss for the periods above.
All of the activities of the company are classed as continuing.

AAE Technologies International plc

Consolidated Balance Sheet
as at 30 June 2003

		30/06/03	31/12/02
	Notes	$	$
Fixed Assets
Intangible assets	9	317,839	650,627
Tangible assets	10	74,716	26,208

		392,555	676,835
Current Assets
Debtors	12	727,714	138,096
Cash at bank and in hand		112,622	119,296

		840,336	257,392
Creditors: amounts falling due within one year	13	(3,326,244)	(1,544,144)

Net Current Liabilities		(2,485,908)	(1,286,752)

Total Assets Less Current Liabilities		(2,093,353)	(609,917)

Capital and Reserves
Called up share capital	14	711,793	678,929
Share premium account	15	1,578,088	1,417,618
Profit and loss account	15	(4,308,292)	(2,580,843)

Equity Shareholders’ Funds	16	(2,018,411)	(484,296)

Minority Interest		(74,942)	(125,621)

		(2,093,353)	(609,917)

AAE Technologies International plc

Company Balance Sheet
as at 30 June 2003

		30/06/03	31/12/02
	Notes	$	$
Fixed Assets
Investments	11	456,886	431,578
Current Assets
Debtors	12	2,873,799	1,691,209
Cash at bank and in hand		20,397	62,750

		2,894,196	1,753,959
Creditors: amounts falling due within one year	13	(1,149,479)	(69,295)

Net Current Assets		1,744,717	1,684,664

Total Assets Less Current Liabilities		2,201,603	2,116,242

Capital and Reserves
Called up share capital	14	711,793	678,929
Share premium account	15	1,578,088	1,417,618
Profit and loss account		(88,278)	19,695

Equity Shareholders’ Funds		2,201,603	2,116,242

AAE Technologies International plc

Cash Flow Statement
for the 6 month period ended 30 June 2003

		6 months ended	15 months ended
		30/06/03	31/12/02
	Notes	$	$
Reconciliation of operating loss to net cash inflow from operating activities
Operating loss		(1,456,161)	(2,249,252)
Depreciation		128,920	184,165
(Decrease) in debtors		(589,618)	(59,772)
Increase in creditors		1,812,510	480,783

Net cash inflow from operating activities		(104,349)	(1,644,076)

Cash Flow Statement
Net cash inflow from operating activities		(104,349)	(1,644,076)
Returns on investments and servicing of finance	18	(34,098)	(51,661)
Capital expenditure	18	(55,493)	(25,621)

		(193,940)	(1,721,358)
Financing	18	168,025	1,666,459

(Decrease) in cash in the 6 month period		(25,915)	(54,899)

Reconciliation of net cash flow to movement in net debt (Note 19)
(Decrease) in cash in the 6 month period		(25,915)	(54,899)
Net debt at 1 January 03		(685,037)	(630,138)

Net debt at 30 June 2003		(710,952)	(685,037)

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

1.	Accounting Policies

1.1.	Accounting convention

The financial statements are prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with the financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

The company has consistently applied all relevant accounting standards.

1.2.	Basis of Consolidation

The group financial statements consolidate the financial statements of the company and all its subsidiary undertakings made up to 30 June 2003.

The results of the subsidiary undertakings acquired and disposed of in the periods outlined are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal.

Upon the acquisition of a business, fair values are attributed to the identifiable net assets acquired. The group accounting policy in relation to goodwill is set out below.

1.3.	Turnover

Turnover represents the total invoice value, excluding value added tax, of sales made during the year.

1.4.	Goodwill

Purchased goodwill arising on the acquisition of a business represents the excess of the acquisition cost over the fair value of the identifiable net assets when they were acquired. Any excess of the aggregate of the fair value of the identifiable assets acquired over the fair value of the acquisition cost is negative goodwill.

Purchased goodwill arising on the purchase of a company is capitalised in the balance sheet and amortised over the estimated economic life of the goodwill as follows:

Goodwill on consolidation - 5 years

1.5.	Intellectual Property

Acquired intellectual property is capitalised when it has been assessed for commercial viability and when the costs can be foreseen with reasonable assurance. This is amortised to the profit and loss account on a basis which matches the revenue from the intellectual property. The amortisation of intellectual property is as follows:

Intellectual Property - over the life of the rights

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

1.6.	Research and development

Research expenditure is written off to the profit and loss account in the year in which it is incurred.

1.7.	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost or at valuation, less accumulated depreciation. The charge for depreciation is calculated to write down the cost or valuation of tangible fixed assets to their estimated residual values by equal installments over their expected economic lives.

The economic lives are as follows:

Office Equipment - 3 to 5 years Fuel & Test Equipment - 5 years

1.8.	Foreign currencies

Monetary assets and liabilities denominated in foreign currencies are translated into Irish pounds at the rates of exchange prevailing at the accounting date. Transactions in foreign currencies are recorded at the date of the transactions. All differences are taken to the Profit and Loss account.

1.9.	Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transactions or at a contracted rate. The resulting monetary assets and liabilities are translated at the rate on the balance sheet date or the contracted rate and the exchange differences are dealt with in the profit and loss account.

2.	Turnover

The turnover and loss before tax are attributable to the principal activity of the group. The geographical analysis of turnover is as follows:

	6 months ended	15 months ended
	30/06/03	31/12/02
	$	$
United States of America	—	15,893

	—	15,893

3.	Operating loss

	6 months ended	15 months ended
	30/06/03	31/12/02
	$	$
The operating loss is stated after charging:
Amortisation of intangible assets	121,935	160,485
Depreciation of tangible assets	6,985	23,680
Auditors remuneration	49,204	45,485

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

4.	Other operating income

Included in other operating income is a receipt from the company B.A.S.F. of $249,983. This was to give B.A.S.F. a contract option until 30 September, 2002. B.A.S.F. did not exercise their option, which has now lapsed, therefore the receipt is non-refundable. B.A.S.F. is not a connected company.

5.	Interest receivable and similar income

	6 months ended	15 months ended
	30/06/03	31/12/02
	$	$

Bank interest	184	9,388

6.	Interest payable and similar charges

	6 months ended	15 months ended
	30/06/03	31/12/02
	$	$
On bank loans and overdrafts	34,282	61,049

7.	Particulars of employees

	6 months ended	15 months ended
	30/06/03	31/12/02
	$	$
The aggregate payroll costs for the Group were:
Wages and salaries	364,623	347,447
Social Welfare costs	24,849	25,235
Directors fees	137,254	171,284

	526,726	543,966

Number of employees

The average monthly numbers of employees (including the directors) during the 6 month period were:

	30/06/03	31/12/02
	Number	Number
Administration	6	6

8.	Taxation

	2003	2002
	$	$
Current year taxation
Corporation Tax	(49,650)	(39,080)

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

9.	Intangible assets

	Intellectual	Goodwill on
	Property	Consolidation	Total
	$	$	$
Cost
At 1 January 2003	354,967	509,655	864,622
Additions	—	100,019	100,019
Disposals	(354,967)	—	(354,967)

At 30 June 2003	—	609,674	609,674

Amortisation
At 1 January 2003	44,095	169,900	213,995
On disposals	(44,095)	—	(44,095)
Charge for 6 month period	—	121,935	121,935

At 30 June 2003	—	291,835	291,835

Net book values
At 30 June 2003	—	317,839	317,839

At 31 December 2002	310,872	339,755	650,627

10.	Tangible assets

	Fuel & Test	Office
	Equipment	equipment	Total
	$	$	$
Cost
At 1 January 2003	1,699	60,342	62,041
Additions	51,032	4,461	55,493

At 30 June 2003	52,731	64,803	117,534

Depreciation
At 1 January 2003	85	35,748	35,833
Charge for the 6 month period	2,554	4,431	6,985

At 30 June 2003	2,639	40,179	42,818

Net book values
At 30 June 2003	50,092	24,624	74,716

At 31 December 2002	1,614	24,594	26,208

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

11.	Investments - Company

	Subsidiary
	Undertakings
	Shares	Total
	$	$
Cost
At 1 January 2003	431,578	431,578
Additions	25,308	25,308

At 30 June 2003	456,886	456,886

Net book values
At 30 June 2003	456,886	456,886

At 31 December 2002	431,578	431,578

11.1.	Holdings of 20% or more

The company holds 20% or more of the share capital of the following companies:

	Country of
	registration	Shares held	Proportion
Company	or incorporation	Class	held
Subsidiary undertaking
AAE Holdings plc.	United Kingdom	Ordinary	96.16%
AAE Technologies Limited	United Kingdom	Ordinary	96.16%
AAE Technologies Inc.	U.S.A.	Ordinary	100%
AAE Research & Development Limited	Ireland	Ordinary	100%

11.2.	Minority Interest

The minority interest in the shares of AAE Holdings plc U.K. and its subsidiary AAE Technologies Ltd. U.K. as at 30 June 2003 was 3.84%. Since 30 June 2003, this minority interest has been acquired by AAE Technologies International plc. giving it a 100% shareholding in these companies.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

12.	Debtors

	Group		Company
	30/06/03	31/12/02	30/06/03	31/12/02
	$	$	$	$
Trade debtors	143,792	24,373	5,717	—
Witholding tax	1,881	1,856	1,881	1,856
Amounts owed by directors	82,740	10,669	49,773	10,669
Amount owed by group Companies	—	—	2,813,116	1,667,521
Other debtors	36,943	101,198	3,312	11,163
Prepayments and accrued income	462,358	—

	727,714	138,096	2,873,799	1,691,209

13.	Creditors: amounts falling due within one year

	Group		Company
	30/06/03	31/12/02	30/06/03	31/12/02
	$	$	$	$
Bank overdraft	823,574	804,333
Trade creditors	1,182,116	543,692
Loan from O2Diesel Corporation	1,000,000	—	1,000,000	—
Taxation and social security creditors	97,856	39,081	54,340	—
Corporation Tax	3,131	52,780	3,131	52,781
Other creditors	82,424	80,607
Accruals and deferred income	137,143	23,651	92,008	16,514

	3,326,244	1,544,144	1,149,479	69,295

The bank overdraft is secured by a personal guarantee from the directors.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

14.	Share capital

	30/06/03	31/12/02
Authorised Share Capital:
38,100 “A” Ordinary Shares of € 1 each	€38,100	€38,100

500,000,000 Ordinary shares of $0.01 each	$5,000,000	$5,000,000

	30/06/03	31/12/02
	Number	Number
Allotted and called up:
Ordinary Shares of $0.01 each
As at beginning of period	67,892,921	43,008,772
Issued during period	3,286,427	24,884,149

As at end of period	71,179,348	67,892,921

Allotted and called up:
71,179,348 Ordinary shares of $0.01 each	$711,793	$678,929

At the year-end, the following share options had been granted:

				Lapsed on
	Number of		Exercised	15 July,
Issue Date	Ordinary shares	Exercise Price	post 30 June 2003	2003
14/7/01	2,500,000	4p sterling	2,500,000	(at 2.6p sterling)-
14/7/01	2,500,000	4p sterling	2,500,000	(at 4p sterling)-
14/7/01	2,800,000	5p sterling	2,100,000	700,000
14/7/01	75,000	10p sterling	—	75,000
14/7/01	850,000	15p sterling	—	850,000
14/7/01	150,000	25p sterling	—	150,000
14/7/01	8,275,435	29p sterling	1,570,881	6,704,554
14/7/01	3,208,666	30p sterling	—	3,208,666
14/7/01	4,800,000	40p sterling	—	4,800,000

	25,159,101		8,670,881	16,488,220

On 9 July, 2003 a board minute was passed changing the exercise price of 2,500,000 of the options at 4p sterling each to a price of 2.6p sterling each.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

15.	Equity Reserves

	Share	Profit
	premium	and loss
	account	account	Total
	$	$	$

At 1 January 2003	1,417,618	(2,580,843)	(1,163,225)
Premium on issue of shares	160,470		160,470
(Loss) for the 6 month period		(1,727,449)	(1,727,449)

At 30 June 2003	1,578,088	(4,308,292)	(2,730,204)

16.	Reconciliation of movements in shareholders’ funds

	2003	2002
	$	$
Loss for the 6 month period	(1,727,449)	(2,181,878)
New equity share capital subscribed	193,334	1,666,459

Net deduction from shareholders’ funds	(1,534,115)	(515,419)
Opening shareholders’ funds	(484,296)	31,123

	(2,018,411)	(484,296)

17.	Post Balance Sheet events

On March 18, 2003, AAE Technologies International Plc (the company) entered into a non-binding letter of intent with Dynamic Ventures Inc. (DVI, a publicly listed company and incorporated in Washington state) by which DVI would acquire up to 100% of the common stock of the company. On June 18, 2003, DVI made a formal offer to acquire all of the shares of the company (Transaction). Completion of the Transaction was conditioned on DVI acquiring a certain percentage of the shares of the company. In connection with the DVI offer, DVI has undertaken on a best efforts basis to raise money from third parties to fund the future operations of the company. Subsequent to the date of the letter of intent and prior to making its formal offer for the shares of the company, DVI changed its name to O2Diesel Corporation (O2Diesel). As of July 11, 2003 O2Diesel had acquired approximately 87% of the outstanding shares of the company, which was sufficient for the Transaction to close. On July 15, 2003, O2Diesel declared that all conditions had been satisfied for it to acquire the company. As of the date of these financial statements, the parties to the Transaction had executed all agreements required to allow O2Diesel to complete the acquisition of the company.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

18.	Gross Cash Flows

	6 months to	15 months to
	30/06/03	31/12/02
	$	$
Returns on investments and servicing of finance
Interest received	184	9,388
Interest paid	(34,282)	(61,049)

	(34,098)	(51,661)

Capital expenditure
Payments to acquire tangible assets	(55,493)	(25,621)

Financing
Issue of ordinary share capital	168,025	1,666,459

19.	Analysis of changes in net debt

	Opening	Cash	Closing
	balance	flows	balance
	$	$	$
Cash at bank and in hand	119,296	(6,674)	112,622
Overdrafts	(804,333)	(19,241)	(823,574)

Net funds	(685,037)	(25,915)	(710,952)

20.	Accounting periods

The current accounting period is for the 6 months ended 30 June 2003. The comparative accounting period is for the 15 months ended 31 December 2002.

21.	Currency of financial statements

The financial statements are expressed in U.S. Dollars.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

22.	Summary of significant differences between Irish and U.S. GAAP

The consolidated financial statements are prepared in accordance with Irish GAAP, which differ in certain respects from U.S. GAAP. The pertinent differences relate to the following items and the necessary adjustments are shown in the following tables.

Goodwill

Goodwill under Irish GAAP, which arose from the consolidation of AAE Holdings Limited in April 2001, is amortized over the estimated life (not to exceed twenty years). Under U.S. GAAP the re-capitalisation of AAE Holdings Limited to reflect the acquisition of the share capital by the Irish company AAE Technologies International plc would have been accounted for as follows:

Re-capitalisation (similar to Pooling of Interest method)

The principal authoritative accounting pronouncement covering business combinations is Statement 141 as issued by the Financial Accounting Standards Board (FASB). However, paragraph 11 of this Statement states that the term business combination excludes exchanges of shares between entities under common control. In practice, the method used to account for those transactions is similar to the pooling of interest method. Under the pooling of interests method, the book values of the joining companies are simply added together and recorded.

Intangible Assets

The treatment of Intangible Assets is governed by SFAS No.142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement directs that goodwill and intangible assets that have indefinite useful lives will not be amortised but rather will be tested at least annually for impairment. Impairment losses on intangible assets which do not have indefinite useful lives, such as intellectual property, are recognised when events indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of assets to their carrying amounts. Under US GAAP the Group’s intellectual property is considered impaired and as such has been written off as at 31 December 2002.

Foreign currency translation

The consolidated profit and loss account for the periods ended 30 June 2003 and 31 December 2002 were prepared using average exchange rates when translating the income and expenditure of subsidiaries. U.S. GAAP also requires the use of average rates and as such there is no difference in this accounting treatment.

The consolidated balance sheet includes the foreign subsidiaries which are translated under Irish GAAP as follows:

- Fixed assets translated at the acquisition date rate

- Other monetary and non-monetary assets at balance sheet date rate

- Share capital at acquisition date rate

U.S. GAAP requires all assets and liabilities to be translated at the balance sheet date rate with items such as share capital being translated at acquisition date rate in a similar manner to Irish GAAP.

The exchange translation adjustment arising on the retranslation of the foreign subsidiaries should be recorded in an account entitled “Other Comprehensive Income/Loss” which is disclosed as part of the reserves in the balance sheet.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

Unpaid share capital

Under Irish GAAP called up share capital is recorded at full nominal value, including unpaid amounts. Under U.S. GAAP, called up share capital is recorded at the amount of proceeds received.

Additional U.S. GAAP disclosure information

The following is a summary of the significant adjustments that would be required to reconcile shareholders’ funds per Irish GAAP to shareholders’ deficiencies per U.S. GAAP:

Shareholders’ Deficiency per U.S. GAAP as at 30 June 2003

		Additional	Currency
	Common	paid-in	translation
	Shares	Capital	Adjustment	Net loss	Total
	$	$	$	$	$
Shareholder’s funds per Irish GAAP	711,793	1,578,088		(4,308,292)	(2,018,411)
Minority interest				(74,942)	(74,942)
Amortisation of Goodwill				249,349	249,349
Unpaid share capital	(3,512)				(3,512)
Adjustments to goodwill and minority interest from applying pooling of interest method to re-capitalisation				(509,655)	(509,655)
Foreign currency translation reserve			(40,937)	40,937	—

	708,281	1,578,088	(40,937)	(4,602,603)	(2,357,171)

The following is a summary of the significant adjustments that would be required to reconcile loss after taxation per Irish GAAP to net loss per U.S. GAAP:

	2003	2002
	$	$
Net loss per U.S. GAAP
(Loss) after taxation attributable to shareholders per Irish GAAP	(1,727,449)	(2,181,878)
U.S. GAAP adjustments
Goodwill amortisation	121,935	127,414
Minority interest	(24,032)	(79,955)
Foreign currency translation	(53,075)	9,578
Impairment of tangible assets	310,872	(310,872)

Net (loss) attributable to shareholders under U.S GAAP	(1,371,749)	(2,435,713)

Statement of comprehensive income

SFAS 130 “Reporting Comprehensive Income” requires reporting and display of comprehensive income and its components.

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

	2003	2002
	$	$
Under U.S. GAAP, other comprehensive income of each period was as follows:
Net loss under U.S. GAAP	(1,371,749)	(2,435,713)
Foreign currency translation adjustment	53,075	(9,578)

Comprehensive loss under U.S. GAAP	(1,318,674)	(2,445,291)

Foreign currency translation adjustment
At start of period	(12,138)	(2,560)
Arising during the period	53,075	(9,578)

At end of period	40,937	(12,138)

Consolidated Statement of Cash Flows

The consolidated statement of cash flows prepared under Irish GAAP presents substantially the same information as that required under U.S. GAAP by SFAS 95 “Statement of Cash Flows”. This standard differs, however, with regard to the classification of items within the statements and as regards the definition of cash. Under U.S. GAAP, cash would not include bank overdrafts, of which there are none. The movements on such overdrafts are required to be included in financing activities under SFAS 95. Under U.S. GAAP, cash and cash equivalents include short term investments (of which there are none) with a maturity of three months or less at the date of acquisition. Under Irish GAAP, movements in short term investments are classified as management of liquid resources. Under Irish GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, equity dividends paid, management of liquid resources and financing. U.S. GAAP however, requires only three categories of cash flow activity to be reported; operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Irish GAAP would be included as operating activities under U.S. GAAP. Cash flows from capital expenditure, financial investment and acquisitions and disposals would be included under investing activities under U.S. GAAP. The payment of dividends would be included as a financing activity under U.S. GAAP. The categories of cash flow activity under U.S. GAAP can be summarized as follows:

AAE Technologies International plc

Notes to the Financial Statements
for the 6 month period ended 30 June 2003

	2003	2002
	$	$
Cashflows from operating activities
Net loss under U.S. GAAP	(1,371,749)	(2,435,713)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortisation of intellectual property	—	33,071
Depreciation	6,985	23,680
Impairments of intangible assets		310,872
Increase in accounts receivables	(119,419)	(17,945)
Increase on prepaid expenses and other current assets	(470,198)	(77,395)
Increase in accounts payable	649,367	459,338
Increase in accrued expenses	113,492	21,445

Net cash used in operating activities	(1,191,522)	(1,682,647)

Cashflows from investing activities
Purchase of property and equipment	(55,493)	(25,621)

Cashflows from financing activities
Proceeds for equity issue	168,025	1,662,947
Increase in lending facility	19,241	161,349
Proceeds from other loan creditor	1,000,000

	1,187,266	1,824,296

Effect of exchange rate on cash	53,075	9,578

Net increase/Decrease in cash	6,674	106,450
Cash:
As at 1 January 2003	119,296	12,846

As at 30 June 2003	112,622	119,296

AAE Technologies International plc

Directors’ Report and Consolidated Financial Statements

for the year ended 31 December 2002

AAE Technologies International plc

Company Information

Directors	Anthony Dean Smith
Alan Rae
Ciaran Desmond
Philip Shapiro (Resigned April 4, 2003)
Hendrik Rethwilm (Appointed March 14, 2003)

Secretary	Ciaran Desmond

Company Number	327106

Registered Office	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Auditors	Cremin McCarthy & Co.
28 Harcourt Street
Dublin 2
IRELAND

Business Address	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Bankers	Ulster Bank Ireland
College Green
Dublin 1
IRELAND

Solicitors	McGuire Desmond Solicitors
7 Fr. Matthew Quay
Cork
IRELAND

AAE Technologies International plc

Contents

Page
Directors’ Report	1-3
Auditors’ Report	4-5
Profit and Loss Account	6
Consolidated Balance Sheet	7
Company Balance Sheet	8
Cash Flow Statement	9
Notes to the Financial Statements	10-21

AAE Technologies International plc

Directors’ Report
for the year ended 31 December 2002

The directors present their report and the consolidated financial statements for the year ended 31 December 2002.

Principal Activity and Review of the Business

The principal activity of the group is the development and marketing of proprietary fuel additive technologies for the international motor fuel market.

The group has continued to develop its intellectual property over the past year and the directors are optimistic that the company will be in a position to commence its marketing strategy in the coming year.

Results And Dividends

The loss for the year after providing for depreciation and taxation amounted to $ 1,670,674, (loss for the period ended 31 December, 2001 - $ 591,158).

The directors do not recommend payment of a dividend.

Directors

The present membership of the Board of directors is set out in the Information page.

In accordance with the Articles of Association, Anthony Dean Smith and Alan Rae retire by rotation and, being eligible, offer themselves for re-election.

Post Balance Sheet Events

On March 18, 2003, AAE Technologies International Plc. (The Company) entered into a non-binding Letter of Intent with Dynamic Ventures Inc., (DVI, a publicly listed company and incorporated in Washington state), by which DVI would acquire up to 100% of the Company’s common stock. Subsequent to the Letter of Intent, DVI on June 18, 2003 made a formal offer to acquire all of the Company’s shares. Completion of the transaction is conditioned on DVI acquiring a certain percentage of the shares of The Company. In connection with the DVI offer, DVI has undertaken, on a best efforts basis, to raise money from third parties to fund the future operations of the Company. Subsequent to the date of the Letter of Intent and prior to making its formal offer for the shares of the Company, DVI changed its name to 02 Diesel Corporation (02D).

Going Concern basis of Accounting

The directors consider that in preparing the consolidated financial statements they have taken into account all information that could reasonably be expected to be available. On this basis, they consider that it is appropriate to prepare the financial statements on the going concern basis. The Company has insufficient sales and has incurred recurring losses, it is not and will not be able to operate normally without continued financial assistance from an external source. As of the date of these financial statements, the transaction by which O2D (DVI) is to acquire AAE Technologies International Plc had not been completed. If O2D does not acquire the requisite number of shares of AAE Technologies International plc, or if the Group fails to raise alternative funding, there can be no assurance that the Group can continue as a going concern. The financial statements do not include any adjustments that would result if the O2D funding was not raised and the directors’ possible alternative plans were not successful.

Health and Safety of Employees

The company has adopted a safety statement in accordance with the requirements of the act.

AAE Technologies International plc

Directors’ Report
for the year ended 31 December 2002

Directors and Secretary’s Interests

The directors and secretary who served during the year had no direct interest other than those shown below in the share capital of the company:

	As at	As at
	31/12/02	31/12/01
	Ordinary shares of $0.01 each

Anthony Dean Smith	13,702,244	13,702,244
Alan Rae	4,449,500	4,449,500
Ciaran Desmond	300,000	300,000
Philip Shapiro (Resigned April 4, 2003)	567,015	567,015
Hendrik Rethwilm (Appointed March 14, 2003)	Nil	Nil

The following share options had been granted to the directors and remained outstanding at the year end:

			Exercise	Exercisable
Type	Date of Grant	Number	Price	from	to

1/Anthony Dean Smith
Ordinary	23 July 2001	3,600,000	Stg£ 0.40	23 July 2001	23 July 2006
Ordinary	23 July 2001	300,000	Stg£ 0.30	23 July 2001	23 July 2006
Ordinary	23 July 2001	153,333	Stg£0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	500,000	Stg£ 0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	2,500,000	Stg£ 0.04	23 July 2001	23 July 2006
1/ Jeremy Dean-Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40	23 July 2001	23 July 2006
1/ Timothy J A Dean Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40	23 July 2001	23 July 2006
2/ Alan Rae
Ordinary	23 July 2001	384,000	Stg£ 0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	700,000	Stg£ 0.05	23 July 2001	23 July 2006
Ordinary	23 July 2001	2,500,000	Stg£0.04	23 July 2001	23 July 2006
3/ Ciaran Desmond
Ordinary	11 December 2001	200,000	Stg£0.30	11 December 2001	11 December 2006

AAE Technologies International plc

Directors’ Report
for the year ended 31 December 2002

Directors’ responsibilities

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these the directors are required to:

-     select suitable accounting policies and apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

-     state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

-     prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations, 1992. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Proper books & records

The directors employ a financial function to ensure the provisions of Section 202 of the Companies Act 1990 are met. The books and records of the company are kept at The Arch, 7 Fr. Matthew Quay, Cork, Ireland.

Auditors

The auditors, Cremin McCarthy & Co., have indicated their willingness to continue in office in accordance with the provisions of Section 160(2) of the Companies Act, 1963.

Section 40(1) Companies Act, 1983

The Balance Sheet on page 7 discloses that the net assets of the company are less than half the issued share capital. Accordingly the directors have decided to convene an Extraordinary General Meeting of the company immediately after the close of the Annual General Meeting to review its financial situation.

On behalf of the Board

Anthony Dean Smith
Director

Alan Rae
Director

23 September 2003

AAE Technologies International plc

Auditors’ Report to the Shareholders of AAE Technologies International plc

We have audited the financial statements of AAE Technologies International plc for the period ended 31st December 2002 on pages 6 to 21. These financial statements have been prepared under the historical cost convention and the accounting policies set out on page 10.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and Irish Accounting Standards are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and Auditing Standards promulgated by the Auditing Practices Board in Ireland and the United Kingdom.

The report is made solely to the company’s members, as a body, in accordance with Section 193 of the Companies Act, 1990.

Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this part, or for the opinions we have formed.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Acts. We also report to you, whether in our opinion, proper books of account have been kept by the company; whether, at the balance sheet date, there exists a financial situation requiring the convening of an extraordinary general meeting of the company; and whether the information given in the Directors’ Report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the company’s balance sheet and profit and loss account are in agreement with the books of accounts and returns.

We report to the shareholders if, in our opinion, any information specified by law regarding directors’ remuneration and directors’ transactions is not given and, where practicable, includes such information in our report.

We read the other information contained in the Annual Report and consider whether it is consistent with the audited financial statements. This other information comprises only the Directors’ Report, the Chairman’s statement and the Operating and Financial Review. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any other information.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in the consolidated financial statements concerning the uncertainty over the possible outcome of the O2D (DVI) transaction or any other attempt to raise funds. In view of the significance of this uncertainty we consider that it should be drawn to you attention, but our opinion is not qualified in this respect.

AAE Technologies International plc

Auditors’ Report to the Shareholders of AAE Technologies International plc

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at the 31 December 2002 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations 1992.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors’ report on page 1 to 3 is consistent with the financial statements.

The net assets of the company, as stated in the Balance Sheet on page 7, are less than half of the amount of its called up share capital and, in our opinion, on that basis there may exist at 31 December 2002 a financial situation which under Section 40(1) of the Companies (Amendment) Act 1983 may require the convening of an extraordinary meeting of the company.

Cremin McCarthy & Co.	23 September 2003
Chartered Accountants and
Registered Auditors
28 Harcourt Street
Dublin 2

AAE Technologies International plc

Profit and Loss Account
for the year ended 31 December 2002
and for the comparative 3 month period ended 31 December, 2001.

		Continuing operations

		31/12/02	31/12/01
	Notes	$	$
Turnover	2	7,430	8,463
Cost of sales		(11,776)	(14,542)

Gross loss		(4,346)	(6,079)
Administrative expenses - normal		(1,877,041)	(637,410)
Other operating income		250,626	24,999

Operating loss	3	(1,630,761)	(618,490)
Interest receivable and similar income	4	9,364	24
Interest payable and similar charges	5	(48,710)	(12,339)

Profit/(loss) on ordinary activities before taxation		(1,670,107)	(630,805)
Tax on profit/(loss) on ordinary activities	7	(567)	39,647

Loss on ordinary activities after taxation		(1,670,674)	(591,158)
Minority Interest - Equity		69,643	10,312

Loss attributable to members of the parent company.		(1,601,031)	(580,846)
Accumulated (loss) brought forward		(979,811)	(398,965)

Accumulated (loss) carried forward		(2,580,842)	(979,811)

There are no recognised gains or losses other than the profit or loss for the periods above.

All of the activities of the company are classed as continuing.

AAE Technologies International plc

Consolidated Balance Sheet
as at 31 December 2002

		31/12/02	31/12/01
	Notes	$	$
Fixed Assets
Intangible assets	8	650,627	779,015
Tangible assets	9	26,208	24,108

		676,835	803,123
Current Assets
Debtors	11	99,016	589,152
Cash at bank and in hand		119,296	533,524

		218,312	1,122,676
Creditors: amounts falling due within one year	12	(1,505,063)	(1,021,659)

Net Current (Liabilities)/Assets		(1,286,751)	101,017

Total Assets Less Current Liabilities		(609,916)	904,140

Capital and Reserves
Called up share capital	13	678,929	671,898
Share premium account	14	1,417,618	1,268,031
Profit and loss account	14	(2,580,842)	(979,811)

Equity Shareholders’ Funds	15	(484,295)	960,118

Minority Interest		(125,621)	(55,978)

		(609,916)	904,140

AAE Technologies International plc

Company Balance Sheet
as at 31 December 2002

		31/12/02	31/12/01
	Notes	$	$
Fixed Assets
Investments	10	431,578	431,578

		431,578	431,578
Current Assets
Debtors	11	1,691,210	828,944
Cash at bank and in hand		62,749	479,780

		1,753,959	1,308,724
Creditors: amounts falling due within one year	12	(69,295)	(20,329)

Net Current (Liabilities)/Assets		1,684,664	1,288,395

Total Assets Less Current Liabilities		2,116,242	1,719,973

Net (Liabilities)/Assets		2,116,242	1,719,973

Capital and Reserves
Called up share capital	13	678,929	671,898
Share premium account	14	1,417,618	1,268,031
Profit and loss account		19,695	(219,956)

Equity Shareholders’ Funds		2,116,242	1,719,973

AAE Technologies International plc

Cash Flow Statement
for the year ended 31 December 2002

		31/12/02	31/12/01
	Notes	$	$
Reconciliation of operating profit/(loss) to net cash inflow from operating activities
Operating profit/(loss)		(1,630,761)	(618,490)
Depreciation		150,146	34,019
Decrease in debtors		490,136	(549,908)
Increase in creditors		271,963	116,959

Net cash inflow from operating activities		(718,516)	(1,017,420)

Cash Flow Statement
Net cash inflow from operating activities		(718,516)	(1,017,420)
Returns on investments and servicing of finance	17	(39,346)	(12,315)
Taxation	17	52,214	39,647
Capital expenditure	17	(23,858)	(1,763)

		(729,506)	(991,851)
Financing	17	156,618	1,509,841

(Decrease) in cash in the year		(572,888)	517,990

Reconciliation of net cash flow to movement in net funds	18
(Decrease) in cash in the year		(572,888)	517,990
Net debt at 1 January 02		(112,148)	(630,138)

Net debt at 31 December 2002		(685,036)	(112,148)

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

1.	Accounting Policies

1.1.	Accounting convention

The financial statements are prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with the financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

The company has consistently applied all relevant accounting standards.

1.2.	Basis of Consolidation

 The group financial statements consolidate the financial statements of the company and all its subsidiary undertakings made up to 31 December 2002.

The results of the subsidiary undertakings acquired and disposed of in the periods outlined are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal. Upon the acquisition of a business, fair values are attributed to the identifiable net assets acquired. The group accounting policy in relation to goodwill is set out below.

1.3.	Turnover Turnover represents the total invoice value, excluding value added tax, of sales made during the year.

1.4.	Goodwill

Purchased goodwill arising on the acquisition of a business represents the excess of the acquisition cost over the fair value of the identifiable net assets when they were acquired. Any excess of the aggregate of the fair value of the identifiable assets acquired over the fair value of the acquisition cost is negative goodwill. Purchased goodwill arising on the purchase of a company is capitalised in the balance sheet and amortised over the estimated economic life of the goodwill as follows:

Goodwill on consolidation - 5 years

1.5.	Intellectual Property

Acquired intellectual property is capitalised when it has been assessed for commercial viability and when the costs can be foreseen with reasonable assurance. This is amortised to the profit and loss account on a basis which matches the revenue from the intellectual property. The amortisation of intellectual property is as follows:

Intellectual Property - over the life of the rights

1.6.	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost or at valuation, less accumulated depreciation. The charge for depreciation is calculated to write down the cost or valuation of tangible fixed assets to their estimated residual values by equal instalments over their expected economic lives. The economic lives are as follows:

Office Equipment - 3 years

1.7.	Deferred taxation

Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes except to the extent that the directors considers that a liability to taxation is unlikely to materialise.

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

1.8.	Going Concern

The Company has been in the development stage since its inception. Because the Company has insufficient sales and has had recurring losses, it is not and will not be able to operate normally without continued financial assistance from an external source. As at the date of these financial statements, the transaction by which DVI is to acquire AAE Technologies International Plc had not been completed. If DVI does not acquire the requisite number of shares of the Parent Co, or if Parent Co fails to obtain new funding, either from DVI or from other sources, there can be no assurance that the Company can continue as a going concern.

1.9.	Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transactions or at a contracted rate. The resulting monetary assets and liabilities are translated at the rate on the balance sheet date or the contracted rate and the exchange differences are dealt with in the profit and loss account.

2.	Turnover The turnover and loss before tax are attributable to the principal activity of the group. The geographical analysis of turnover is as follows:

	31/12/02	31/12/01
	$	$
United States of America	7,430	8,463

	7,430	8,463

3.	Operating loss

	31/12/02	31/12/01
	$	$
The operating loss is stated after charging:
Amortisation of intangible assets	128,388	32,097
Depreciation of tangible assets	21,758	1,922
Operating Lease costs: Vehicles	—	—
Auditors remuneration	36,479	9,006

4.	Interest receivable and similar income

	31/12/02	31/12/01
	$	$
Bank interest	9,364	24

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

5.	Interest payable and similar charges

	31/12/02	31/12/01
	$	$
On bank loans and overdrafts	48,710	12,339

6.	Particulars of employees

	31/12/02	31/12/01
	$	$
The aggregate payroll costs for the Group were:
Wages and salaries	352,795	105,490
Social welfare costs	6,534	3,268

	359,329	108,758

Number of employees The average monthly numbers of employees (including the directors) during the year were:

	31/12/02	31/12/01
	Number	Number
Administration	6	6

7.	Taxation

	31/12/02	31/12/01
	$	$
Current year taxation
Corporation Tax	567	(39,647)

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

8.	Intangible fixed assets

	Intellectual	Goodwill on
	Property	Consolidation	Total
	$	$	$
Cost
At 1 January 2002
At 31 December 2002	354,967	509,655	864,622

Amortisation
At 1 January 2002	17,638	67,969	85,607
Charge for year	26,457	101,931	128,388

At 31 December 2002	44,095	169,900	213,995

Net book values
At 31 December 2002	310,872	339,755	650,627

At 31 December 2001	337,329	441,686	779,015

9.	Tangible assets

	Office
	equipment	Total
	$	$
Cost
At 1 January 2002	38,183	38,183
Additions	23,858	23,858

At 31 December 2002	62,041	62,041

Depreciation
At 1 January 2002	14,075	14,075
Charge for the year	21,758	21,758

At 31 December 2002	35,833	35,833

Net book values
At 31 December 2002	26,208	26,208

At 31 December 2001	24,108	24,108

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

10.	Investments - Company

	Subsidiary
	Undertakings
	Shares	Total
	$	$
Cost
At 1 January 2002	431,578	431,578

At 1 January 2002
At 31 December 2002	431,578	431,578

Net book values
At 31 December 2002	431,578	431,578

At 31 December 2001	431,578	431,578

10.1.	Holdings of 20% or more The company holds 20% or more of the share capital of the following companies:

	Country of	Shares held	Proportion
Company	registration	Class	held
Subsidiary undertaking
AAE Holdings plc.	United Kingdom	Ordinary	90.83%
AAE Technologies Limited	United Kingdom	Ordinary	90.83%
AAE Technologies Inc.	U.S.A.	Ordinary	100%
AAE Research & Development Limited	Ireland	Ordinary	100%

11.	Debtors

	Group		Company
	31/12/02	31/12/01	31/12/02	31/12/01
	$	$	$	$
Trade debtors	24,373	15,425
Amount owed by group Companies	—	—	1,667,521	289,660
Other debtors	74,643	13,805	23,688	6,518
Called up share capital not paid	—	559,922		532,766

	99,016	589,152	1,691,209	828,944

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

Group

12.	Creditors: amounts falling due within one year

	Company
	31/12/02	31/12/01	31/12/02	31/12/01
	$	$	$	$
Bank overdraft	804,332	645,672
Trade creditors	543,692	269,754
Taxation and social security creditors	52,781	4,008	52,781	—
Directors’ accounts	—	10,147	—	10,147
Other creditors	80,607	72,414
Accruals and deferred income	23,651	19,664	16,514	10,182

	1,505,063	1,021,659	69,295	20,329

The bank overdraft is secured by a personal guarantee from the directors.

13.	Share capital

	31/12/02	31/12/01
Authorised Share Capital:
38,100 “A” Ordinary Shares of €1 each	€38,100	€38,100

500,000,000 Ordinary shares of $0.01 each	$5,000,000	$5,000,000

	31/12/02	31/12/01
	Number	Number
Allotted and called up:
Ordinary Shares of $0.01 each
As at beginning of period	67,189,810	43,008,772
Issued during period	703,111	24,181,038

As at end of period	67,892,921	67,189,810

Allotted and called up:
67,892,921 Ordinary shares of $0.01 each	$678,929	$671,898

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

At the year-end, the following share options had been granted:

Number of	Period of
Issue Date	Ordinary shares	Exercise Price	Exercise
14/7/01	5,000,000	4p sterling	5 years
14/7/01	2,800,000	5p sterling	5 years
14/7/01	75,000	10p sterling	5 years
14/7/01	850,000	15p sterling	5 years
14/7/01	150,000	25p sterling	5 years
14/7/01	8,275,435	29p sterling	5 years
14/7/01	2,361,110	30p sterling	5 years
14/7/01	4,800,000	40p sterling	5 years

	24,311,545

14.	Equity Reserves

	Share	Profit
	premium	and loss
	account	account	Total
	$	$	$
At 1 January 2002	1,268,031	(979,811)	288,220
Premium on issue of shares	149,587		149,587
(Loss) for the year		(1,601,031)	(1,601,031)

At 31 December 2002	1,417,618	(2,580,842)	(1,163,224)

15.	Reconciliation of movements in shareholders’ funds

	2002	2001
	$	$
Loss for the year	(1,601,031)	(580,846)
New equity share capital subscribed	156,618	1,509,841

Net deduction from/addition to shareholders’ funds	(1,444,413)	928,995
Opening shareholders’ funds	960,118	31,123

	(484,295)	960,118

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

16.	Post Balance Sheet events

On March 18, 2003, AAE Technologies International Plc. (The Company) entered into a non-binding Letter of Intent with Dynamic Ventures Inc., (DVI, a publicly listed company and incorporated in Washington state), by which DVI would acquire up to 100% of the Company’s common stock. Subsequent to the Letter of Intent, DVI on June 18, 2003 made a formal offer to acquire all of the Company’s shares. Completion of the transaction is conditioned on DVI acquiring a certain percentage of the shares of The Company. In connection with the DVI offer, DVI has undertaken, on a best efforts basis, to raise money from third parties to fund the future operations of the Company. Subsequent to the date of the Letter of Intent and prior to making its formal offer for the shares of the Company, DVI changed its name to 02Diesel Corporation.

17.	Gross Cash Flows

	2002	2001
	$	$
Returns on investments and servicing of finance
Interest received	9,364	24
Interest paid	(48,710)	(12,339)

	(39,346)	(12,315)

Capital expenditure
Payments to acquire tangible assets	(23,858)	(1,763)

Financing
Issue of ordinary share capital	156,618	1,509,841

18.	Analysis of changes in net funds

	Opening	Cash	Closing
	balance	flows	balance
	$	$	$
Cash at bank and in hand	533,524	(414,228)	119,296
Overdrafts	(645,672)	(158,660)	(804,332)

	(112,148)	(572,888)	(685,036)

Net funds	(112,148)	(572,888)	(685,036)

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

19.	Accounting periods The current Accounting period is for the year ended 31 December 2002. The comparative accounting period is for the 3 months ended 31 December 2001.

20.	Summary of significant differences between Irish and U.S. GAAP

The consolidated financial statements are prepared in accordance with Irish GAAP, which differ in certain respects from U.S. GAAP. The pertinent differences relate to the following items and the necessary adjustments are shown in the following tables.

Goodwill

Goodwill under Irish GAAP, which arose from the consolidation of AAE Holdings Limited in April 2001, is amortized over the estimated life (not to exceed twenty years). Under U.S. GAAP the re-capitalisation of AAE Holdings Limited to reflect the acquisition of the share capital by the Irish company AAE Technologies International plc would have been accounted for as follows:

Re-capitalisation (similar to Pooling of Interest method)

The principal authoritative accounting pronouncement covering business combinations is Statement 141 as issued by the Financial Accounting Standards Board (FASB). However, paragraph 11 of this Statement states that the term business combination excludes exchanges of shares between entities under common control. In practice, the method used to account for those transactions is similar to the pooling of interest method. Under the pooling of interests method, the book values of the joining companies are simply added together and recorded.

Intangible Assets

The treatment of Intangible Assets is governed by SFAS No.142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement directs that goodwill and intangible assets that have indefinite useful lives will not be amortised but rather will be tested at least annually for impairment. Impairment losses on intangible assets which do not have indefinite useful lives, such as intellectual property, are recognised when events indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of assets to their carrying amounts. Under US GAAP the Group’s intellectual property is considered impaired and as such has been written off as at 31 December 2002.

Foreign currency translation

The consolidated profit and loss account for the periods ended 31 December 2002 and 31 December 2001 were prepared using average exchange rates when translating the income and expenditure of subsidiaries. U.S. GAAP also requires the use of average rates and as such there is no difference in this accounting treatment.

The consolidated balance sheet includes the foreign subsidiaries which are translated under Irish GAAP as follows:

- Fixed assets translated at the acquisition date rate

- Other monetary and non-monetary assets at balance sheet date rate

- Share capital at acquisition date rate

U.S. GAAP requires all assets and liabilities to be translated at the balance sheet date rate with items such as share capital being translated at acquisition date rate in a similar manner to Irish GAAP.

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

The exchange translation adjustment arising on the retranslation of the foreign subsidiaries should be recorded in an account entitled “Other Comprehensive Income/Loss” which is disclosed as part of the reserves in the balance sheet.

Unpaid share capital

Under Irish GAAP called up share capital is recorded at full nominal value, including unpaid amounts. Under U.S. GAAP, called up share capital is recorded at the amount of proceeds received.

Additional U.S. GAAP disclosure information

The following is a summary of the significant adjustments that would be required to reconcile shareholders’ funds per Irish GAAP to shareholders’ deficiencies per U.S. GAAP:

Shareholders’ Deficiency per U.S. GAAP as at 31/12/02

		Additional	Currency
	Common	paid-in	translation
	Shares	Capital	Adjustment	Net loss	Total
	$	$	$	$	$
Shareholder’s funds per Irish GAAP	678,929	1,417,618		(2,580,842)	(484,295)
Minority interest				69,643	69,643
Amortisation of Goodwill				127,414	127,414
Unpaid share capital	(3,512)				(3,512)
Adjustments to goodwill and minority interest from applying pooling of interest method to re-capitalisation				(509,655)	(509,655)
Foreign currency translation reserve			(12,138)	12,138	—
Impairment of intangible assets				(310,872)	(310,872)

	675,417	1,417,618	(12,138)	(3,192,174)	(1,111,277)

The following is a summary of the significant adjustments that would be required to reconcile loss after taxation per Irish GAAP to net loss per U.S. GAAP:

	2002	2001
Net loss per U.S. GAAP	$	$
(Loss) after taxation attributable to shareholders per Irish GAAP	(1,601,031)	(580,846)
U.S. GAAP adjustments
Goodwill amortisation	101,931	25,483
Minority interest	(69,643)	(10,312)
Foreign currency translation	7,662	1,916
Impairment of tangible assets	(310,872)	—

Net (loss) attributable to shareholders under U.S. GAAP	(1,871,953)	(563,759)

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

Statement of comprehensive income

SFAS 130 “Reporting Comprehensive Income” requires reporting and display of comprehensive income and its components.

	2002	2001
	$	$
Under U.S. GAAP, other comprehensive income of each period was as follows:
Net loss under U.S. GAAP	(1,871,953)	(563,759)
Foreign currency translation adjustment	(7,662)	(1,916)

Comprehensive loss under U.S. GAAP	(1,879,615)	(565,675)

Foreign currency translation adjustment
At start of period	4,476	2,560
Arising during the period	7,662	1,916

At end of period	12,138	4,476

Consolidated Statement of Cash Flows

The consolidated statement of cash flows prepared under Irish GAAP presents substantially the same information as that required under U.S. GAAP by SFAS 95 “Statement of Cash Flows”. This standard differs, however, with regard to the classification of items within the statements and as regards the definition of cash. Under U.S. GAAP, cash would not include bank overdrafts, of which there are none. The movements on such overdrafts are required to be included in financing activities under SFAS 95. Under U.S. GAAP, cash and cash equivalents include short term investments (of which there are none) with a maturity of three months or less at the date of acquisition. Under Irish GAAP, movements in short term investments are classified as management of liquid resources. Under Irish GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, equity dividends paid, management of liquid resources and financing. U.S. GAAP however, requires only three categories of cash flow activity to be reported; operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Irish GAAP would be included as operating activities under U.S. GAAP. Cash flows from capital expenditure, financial investment and acquisitions and disposals would be included under investing activities under U.S. GAAP. The payment of dividends would be included as a financing activity under U.S. GAAP. The categories of cash flow activity under U.S. GAAP can be summarized as follows:

AAE Technologies International plc

Notes to the Financial Statements
for the year ended 31 December 2002

	2002	2001
	$	$
Cashflows from operating activities
Net loss under U.S. GAAP	(1,871,953)	(563,759)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortisation of intellectual property	26,457	6,614
Depreciation	21,758	1,922
Impairments of intangible assets	310,872	—
Increase in accounts receivables	(8,948)	(8,997)
Increase on prepaid expenses and other current assets	(57,326)	19,011
Increase in accounts payable	330,904	89,354
Increase in accrued expenses	3,987	17,458

Net cash used in operating activities	(1,244,249)	(438,397)

Cashflows from investing activities
Purchase of property and equipment	(23,858)	(1,763)

	(23,858)	(1,763)

Cashflows from financing activities
Proceeds for equity issue	713,028	949,919
Increase in lending facility	158,660	2,688
Repayment to/Loan from participator	10,147	10,147

	861,541	962,754

Effect of exchange rate on cash	7,662	1,916

Net increase/Decrease in cash	414,228	520,678
Cash:
As at 1 January 2002	533,524	12,846

As at 31 December 2002	119,296	533,524

AAE Technologies International plc

Directors’ Report and Consolidated Financial Statements

for the 3 month period ended 31 December 2001

AAE Technologies International plc

Company Information

Directors	Anthony Dean Smith
Alan Rae
Ciaran Desmond
Philip Shapiro (Resigned April 4, 2003)
Hendrik Rethwilm (Appointed march 14, 2003)

Secretary	Ciaran Desmond

Company Number	327106

Registered Office	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Auditors	Cremin McCarthy & Co.
28 Harcourt Street
Dublin 2
IRELAND

Business Address	The Arch
7 Fr. Matthew Quay
Cork
Ireland

Bankers	Ulster Bank Ireland
College Green
Dublin 1
IRELAND

Solicitors	McGuire Desmond Solicitors
7 Fr. Matthew Quay
Cork
IRELAND

AAE Technologies International plc

Contents

Page
Directors’ Report	1-3
Auditors’ Report	4-5
Profit and Loss Account	6
Consolidated Balance Sheet	7
Company Balance Sheet	8
Cash Flow Statement	9
Notes to the Financial Statements	10-22

AAE Technologies International plc

Directors’ Report
for the 3 month period ended 31 December 2001

The directors present their report and the consolidated financial statements for the 3 month period ended 31 December 2001.

Principal Activity and Review of the Business

The principal activity of the group is the development and marketing of proprietary fuel additive technologies for the international motor fuel market.

The group has continued to develop its intellectual property over the past 3 months and the directors are optimistic that the company will be in a position to commence its marketing strategy in the coming year.

Results And Dividends

The loss for the 3 month period after providing for depreciation and taxation amounted to $ 591,158, (loss for the period ended 30 September 2001 - $ 436,298).

The directors do not recommend payment of a dividend.

Directors

The present membership of the Board of directors is set out in the Information page.

In accordance with the Articles of Association, Anthony Dean Smith and Alan Rae retire by rotation and, being eligible, offer themselves for re-election.

Post Balance Sheet Events

On March 18, 2003, AAE Technologies International Plc. (The Company) entered into a non-binding Letter of Intent with Dynamic Ventures Inc., (DVI, a publicly listed company and incorporated in Washington state), by which DVI would acquire up to 100% of the Company’s common stock. Subsequent to the Letter of Intent, DVI on June 18, 2003 made a formal offer to acquire all of the Company’s shares. Completion of the transaction is conditioned on DVI acquiring a certain percentage of the shares of The Company. In connection with the DVI offer, DVI has undertaken, on a best efforts basis, to raise money from third parties to fund the future operations of the Company. Subsequent to the date of the Letter of Intent and prior to making its formal offer for the shares of the Company, DVI changed its name to 02Diesel Corporation (O2D).

Going Concern basis of Accounting

The directors consider that in preparing the consolidated financial statements they have taken into account all information that could reasonably be expected to be available. On this basis, they consider that it is appropriate to prepare the financial statements on the going concern basis. The Company has insufficient sales and has incurred recurring losses, it is not and will not be able to operate normally without continued financial assistance from an external source. As of the date of these financial statements, the transaction by which O2D (DVI) is to acquire AAE Technologies International Plc had not been completed. If O2D does not acquire the requisite number of shares of AAE Technologies International plc, or if the Group fails to raise alternative funding, there can be no assurance that the Group can continue as a going concern. The financial statements do not include any adjustments that would result if the O2D funding was not raised and the directors’ possible alternative plans were not successful.

Health and Safety of Employees

The company has adopted a safety statement in accordance with the requirements of the act.

AAE Technologies International plc

Directors’ Report
for the 3 month period ended 31 December 2001

Directors and Secretary’s Interests

The directors and secretary who served during the 3 month period had no direct interest other than those shown below in the share capital of the company:

	As at	As at
	31/12/01	30/09/01
	Ordinary shares of $0.01 each

Anthony Dean Smith	13,702,244	7,265,385
Alan Rae	4,449,500	4,449,500
Ciaran Desmond	300,000	200,000
Philip Shapiro (Resigned April 4, 2003)	567,015	244,677
Hendrik Rethwilm (Appointed March 14, 2003)	Nil	Nil

The following share options had been granted to the directors and remained outstanding at the year end:

			Exercise	Exercisable
Type	Date of Grant	Number	Price	from	to
1/Anthony Dean Smith
Ordinary	23 July 2001	3,600,000	Stg£ 0.40	23 July 2001	23 July 2006
Ordinary	23 July 2001	300,000	Stg£ 0.30	23 July 2001	23 July 2006
Ordinary	23 July 2001	153,333	Stg£0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	500,000	Stg£ 0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	2,500,000	Stg£ 0.04	23 July 2001	23 July 2006
1/ Jeremy Dean-Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40	23 July 2001	23 July 2006
1/ Timothy J A Dean Smith (family connections)
Ordinary	23 July 2001	100,000	Stg£ 0.40	23 July 2001	23 July 2006
2/ Alan Rae
Ordinary	23 July 2001	384,000	Stg£ 0.29	23 July 2001	23 July 2006
Ordinary	23 July 2001	700,000	Stg£ 0.05	23 July 2001	23 July 2006
Ordinary	23 July 2001	2,500,000	Stg£0.04	23 July 2001	23 July 2006
3/ Ciaran Desmond
Ordinary	11 December 2001	200,000	Stg£0.30	11 December 2001	11 December 2006

AAE Technologies International plc

Directors’ Report
for the 3 month period ended 31 December 2001

Directors’ Responsibilities

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these, the directors are required to:

-     select suitable accounting policies and apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

-     state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

-     prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations, 1992. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Proper books & records

The directors employ a financial function to ensure the provisions of Section 202 of the Companies Act 1990 are met. The books and records of the company are kept at The Arch, 7 Fr. Matthew Quay, Cork, Ireland.

Auditors

The auditors, Cremin McCarthy & Co., have indicated their willingness to continue in office in accordance with the provisions of Section 160(2) of the Companies Act, 1963.

On behalf of the Board

Anthony Dean Smith
Director

Alan Rae
Director

23 September 2003

AAE Technologies International plc

Auditors’ Report to the Shareholders of AAE Technologies International plc

We have audited the financial statements of AAE Technologies International plc for the period ended 31st December 2001 on pages 6 to 18. These financial statements have been prepared under the historical cost convention and the accounting policies set out on page 10.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and Irish Accounting Standards are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and Auditing Standards promulgated by the Auditing Practices Board in Ireland and the United Kingdom.

The report is made solely to the company’s members, as a body, in accordance with Section 193 of the Companies Act, 1990. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this part, or for the opinions we have formed.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Acts. We also report to you, whether in our opinion, proper books of account have been kept by the company; whether, at the balance sheet date, there exists a financial situation requiring the convening of an extraordinary general meeting of the company; and whether the information given in the Directors’ Report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the company’s balance sheet and profit and loss account are in agreement with the books of accounts and returns.

We report to the shareholders if, in our opinion, any information specified by law regarding directors’ remuneration and directors’ transactions is not given and, where practicable, includes such information in our report.

We read the other information contained in the Annual Report and consider whether it is consistent with the audited financial statements. This other information comprises only the Directors’ Report, the Chairman’s statement and the Operating and Financial Review. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements. Our responsibilities do not extend to any other information.

Basis of opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed. We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error.

In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going Concern

In forming our opinion, we have considered the adequacy of the disclosures made in the consolidated financial statements concerning the uncertainty over the possible outcome of the O2D (DVI) transaction or any other attempt to raise funds. In view of the significance of this uncertainty we consider that it should be drawn to you attention, but our opinion is not qualified in this respect.

AAE Technologies International plc

Auditors’ Report to the Shareholders of AAE Technologies International plc

Opinion

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at the 31 December 2001 and of its loss for the 3 month period then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001 and the European Communities (Companies: Group Accounts) Regulations 1992.

We have obtained all the information and explanations we consider necessary for the purposes of our audit. In our opinion proper books of account have been kept by the company. The financial statements are in agreement with the books of account. In our opinion the information given in the directors’ report on page 1 to 3 is consistent with the financial statements. The net assets of the company, as stated in the Balance Sheet on page 7, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 31 December 2001 a financial situation which under Section 40(1) of the Companies (Amendment) Act 1983 may require the convening of an extraordinary meeting of the company.

Cremin McCarthy & Co.	23 September 2003
Chartered Accountants and
Registered Auditors
28 Harcourt Street
Dublin 2

AAE Technologies International plc

Profit and Loss Account
for the 3 month period ended 31 December 2001
and for the comparative period from 14 October 2000 to 30 September 2001

		Continuing operations
		31/12/01	30/09/01
	Notes	$	$
Turnover	2	8,463	3,137
Cost of sales		(14,542)	(500)

Gross (loss)/profit		(6,079)	2,637
Administrative expenses - normal		(637,410)	(427,580)
Other operating income		24,999	—

Operating loss	3	(618,490)	(424,943)
Interest receivable and similar income	4	24	511
Interest payable and similar charges	5	(12,339)	(11,866)

Loss on ordinary activities before taxation		(630,805)	(436,298)
Tax on loss on ordinary activities	7	39,647	—

Loss on ordinary activities after taxation		(591,158)	(436,298)
Minority Interest - Equity		10,312	37,333

Loss attributable to members of the parent company.		(580,846)	(398,965)
Accumulated (loss)/profit brought forward		(398,965)	—

Accumulated (loss) carried forward		(979,811)	(398,965)

There are no recognised gains or losses other than the profit or loss for the periods above.
All of the activities of the company are classed as continuing.

AAE Technologies International plc

Consolidated Balance Sheet
as at 31 December 2001

		31/12/01	30/09/01
	Notes	$	$
Fixed Assets
Intangible assets	8	779,015	811,112
Tangible assets	9	24,108	24,267

		803,123	835,379
Current Assets
Debtors	11	589,152	39,244
Cash at bank and in hand		533,524	12,846

		1,122,676	52,090
Creditors: amounts falling due within one year	12	(1,021,659)	(902,012)

Net Current Assets/(Liabilities)		101,017	(849,922)

Total Assets Less Current Liabilities		904,140	(14,543)

Capital and Reserves
Called up share capital	13	671,898	430,088
Share premium account	14	1,268,031	—
Profit and loss account	14	(979,811)	(398,965)

Equity Shareholders’ Funds	15	960,118	31,123

Minority Interest		(55,978)	(45,666)

		904,140	(14,543)

AAE Technologies International plc

Company Balance Sheet
as at 31 December 2001

		31/12/01	30/09/01
	Notes	$	$
Fixed Assets
Investments	10	431,578	430,092

		431,578	430,092
Current Assets
Debtors	11	828,944	—
Cash at bank and in hand		479,780	—

		1,308,724	—
Creditors: amounts falling due within one year	12	(20,329)	(4)

Net Current Assets/(Liabilities)		1,288,395	(4)

Total Assets Less Current Liabilities		1,719,973	430,088

Net Assets		1,719,973	430,088

Capital and Reserves
Called up share capital	13	671,898	430,088
Share premium account	14	1,268,031	—
Profit and loss account		(219,956)	—

Equity Shareholders’ Funds		1,719,973	430,088

AAE Technologies International plc

Cash Flow Statement
for the 3 month period ended 31 December 2001

		31/12/01	30/09/01
	Notes	$	$
Reconciliation of operating (loss)/profit to net cash outflow from operating activities
Operating (loss)/profit		(618,490)	(424,943)
Depreciation		34,019	65,644
(Increase) in debtors		(549,908)	8,222
Increase in creditors		116,959	(287,609)

Net cash outflow from operating activities		(1,017,420)	(638,686)

Cash Flow Statement
Net cash outflow from operating activities		(1,017,420)	(638,686)
Returns on investments and servicing of finance	17	(12,315)	(11,355)
Taxation	17	39,647	—
Capital expenditure	17	(1,763)	11,388

		(991,851)	(638,653)
Financing	17	1,509,841	—

Increase in cash in the 3 month period		517,990	(638,653)

Reconciliation of net cash flow to movement in net funds	18
Increase in cash in the 3 month period		517,990	(638,653)
Net debt at 1 October 01		(630,138)	8,515

Net debt at 31 December 2001		(112,148)	(630,138)

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

1.	Accounting Policies

1.1.	Accounting convention

The financial statements are prepared in accordance with generally accepted accounting principles under the historical cost convention and comply with the financial reporting standards of the Accounting Standards Board, as promulgated by the Institute of Chartered Accountants in Ireland.

The company has consistently applied all relevant accounting standards.

1.2.	Basis of Consolidation

The group financial statements consolidate the financial statements of the company and all its subsidiary undertakings made up to 31 December 2001.

The results of the subsidiary undertakings acquired and disposed of in the periods outlined are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal. Upon the acquisition of a business, fair values are attributed to the identifiable net assets acquired. The group accounting policy in relation to goodwill is set out below.

1.3.	Turnover

Turnover represents the total invoice value, excluding value added tax, of sales made during the year.

1.4.	Goodwill

Purchased goodwill arising on the acquisition of a business represents the excess of the acquisition cost over the fair value of the identifiable net assets when they were acquired. Any excess of the aggregate of the fair value of the identifiable assets acquired over the fair value of the acquisition cost is negative goodwill.

Purchased goodwill arising on the purchase of a company is capitalised in the balance sheet and amortised over the estimated economic life of the goodwill as follows:

Goodwill on consolidation - 5 years

1.5.	Intellectual Property

Acquired intellectual property is capitalised when it has been assessed for commercial viability and when the costs can be foreseen with reasonable assurance. This is amortised to the profit and loss account on a basis which matches the revenue from the intellectual property. The amortisation of intellectual property is as follows:

Intellectual Property - over the life of the rights

1.6.	Tangible fixed assets and depreciation

Tangible fixed assets are stated at cost or at valuation, less accumulated depreciation. The charge for depreciation is calculated to write down the cost or valuation of tangible fixed assets to their estimated residual values by equal instalments over their expected economic lives. The economic lives are as follows:

Office Equipment - 3 years

1.7.	Deferred taxation

Provision is made for deferred taxation using the liability method to take account of timing differences between the incidence of income and expenditure for taxation and accounting purposes except to the extent that the directors considers that a liability to taxation is unlikely to materialise.

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

1.8.	Going Concern

The Company has been in the development stage since its inception. Because the Company has insufficient sales and has had recurring losses, it is not and will not be able to operate normally without continued financial assistance from an external source. As at the date of these financial statements, the transaction by which DVI is to acquire AAE Technologies International Plc had not been completed. If DVI does not acquire the requisite number of shares of the Parent Co, or if Parent Co fails to obtain new funding, either from DVI or from other sources, there can be no assurance that the Company can continue as a going concern.

1.9.	Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transactions or at a contracted rate. The resulting monetary assets and liabilities are translated at the rate on the balance sheet date or the contracted rate and the exchange differences are dealt with in the profit and loss account.

2.	Turnover

The turnover and loss before tax are attributable to the principal activity of the group.

The geographical analysis of turnover is as follows:

	31/12/01	30/09/01
	$	$
United Kingdom		3,137
United States of America	8,463	—

	8,463	3,137

3.	Operating loss

	31/12/01	30/09/01
	$	$
The operating loss is stated after charging:
Amortisation of intangible assets	32,097	53,510
Depreciation of tangible assets	1,922	12,153
Operating Lease costs: Vehicles	—	3,634
Auditors remuneration	9,006	4,555

4.	Interest receivable and similar income

	31/12/01	30/09/01
	$	$
Bank interest	24	511

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

5.	Interest payable and similar charges

	31/12/01	30/09/01
	$	$
On bank loans and overdrafts	12,339	11,866

6.	Particulars of employees

	31/12/01	30/09/01
	$	$
The aggregate payroll costs for the Group were:
Wages and salaries	105,490	55,072
Social welfare costs	3,268	7,944

	108,758	63,016

Number of employees

The average monthly numbers of employees (including the directors) during the 3 month period were:

	31/12/01	30/09/01
	Number	Number
Administration	6	4

7.	Taxation

	31/12/01	30/09/01
	$	$
Current year taxation
Corporation Tax	(39,647)	—

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

8.	Intangible fixed assets

	Intellectual	Goodwill on
	Property	Consolidation	Total
	$	$	$
Cost
At 1 October 2001
At 31 December 2001	354,967	509,655	864,622

Amortisation
At 1 October 2001	11,024	42,486	53,510
Charge for 3 month period	6,614	25,483	32,097

At 31 December 2001	17,638	67,969	85,607

Net book values
At 31 December 2001	337,329	441,686	779,015

At 30 September 2001	343,943	467,169	811,112

9.	Tangible assets

	Office
	equipment	Total
	$	$
Cost
At 1 October 2001	36,420	36,420
Additions	1,763	1,763

At 31 December 2001	38,183	38,183

Depreciation
At 1 October 2001	12,153	12,153
Charge for the 3 month period	1,922	1,922

At 31 December 2001	14,075	14,075

Net book values
At 31 December 2001	24,108	24,108

At 30 September 2001	24,267	24,267

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

10.	Investments - Company

	Subsidiary
	Undertakings
	Shares	Total
	$	$
Cost
At 1 October 2001	430,092	430,092
Additions	1,486	1,486

At 31 December 2001	431,578	431,578

Net book values
At 31 December 2001	431,578	431,578

At 30 September 2001	430,092	430,092

10.1.	Holdings of 20% or more

The company holds 20% or more of the share capital of the following companies:

	Country of	Shares held	Proportion
Company	registration	Class	held
Subsidiary undertaking
AAE Holdings plc.	United Kingdom	Ordinary	90.83%
AAE Technologies Limited	United Kingdom	Ordinary	90.83%
AAE Technologies Inc.	U.S.A.	Ordinary	100%
AAE Research & Development Limited	Ireland	Ordinary	100%

11.	Debtors

	Group		Company
	31/12/01	30/09/01	31/12/01	30/09/01
	$	$	$	$
Trade debtors	15,425	6,428
Amount owed by group Companies	—	—	289,660	—
Other debtors	13,805	32,816	6,518	—
Called up share capital not paid	559,922	—	532,766	—

	589,152	39,244	828,944	—

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

12.	Creditors: amounts falling due within one year

	Group		Company
	31/12/01	30/09/01	31/12/01	30/09/01
	$	$	$	$
Bank overdraft	645,672	642,984
Trade creditors	269,754	174,584
Taxation and social security creditors	4,008	5,954		—
Directors’ accounts	10,147	—	10,147	—
Other creditors	72,414	76,284
Accruals and deferred income	19,664	2,206	10,182	4

	1,021,659	902,012	20,329	4

The bank overdraft is secured by a personal guarantee from the directors.

13.	Share capital

	31/12/01	30/09/01
Authorised Share Capital:
38,100 “A” Ordinary Shares of €1 each	€38,100	€38,100

500,000,000 Ordinary shares of $0.01 each	$5,000,000	$5,000,000

	31/12/01	30/09/01
	Number	Number
Allotted and called up:
Ordinary Shares of $0.01 each
As at beginning of period	43,008,772	—
Issued during period	24,181,038	43,008,772

As at end of period	67,189,810	43,008,772

Allotted and called up:
67,189,810 Ordinary shares of $0.01 each	$671,898	$430,088

At the year-end, the following share options had been granted:

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

	Number of		Period of
Issue Date	Ordinary shares	Exercise Price	Exercise
14/7/01	5,000,000	4p sterling	5 years
14/7/01	2,800,000	5p sterling	5 years
14/7/01	75,000	10p sterling	5 years
14/7/01	850,000	15p sterling	5 years
14/7/01	150,000	25p sterling	5 years
14/7/01	8,275,435	29p sterling	5 years
14/7/01	2,361,110	30p sterling	5 years
14/7/01	4,800,000	40p sterling	5 years

	24,311,545

14.	Equity Reserves

	Share	Profit
	premium	and loss
	account	account	Total
	$	$	$
At 1 October 2001	—	(398,965)	(398,965)
Premium on issue of shares	1,268,031		1,268,031
(Loss) for the 3 month period		(580,846)	(580,846)

At 31 December 2001	1,268,031	(979,811)	288,220

15.	Reconciliation of movements in shareholders’ funds

	2001	2000
	$	$
Loss for the 3 month period	(580,846)	(398,965)
New equity share capital subscribed	1,509,841	396,025

Net addition to/deduction from shareholders’ funds	928,995	(2,940)
Opening shareholders’ funds	31,123	34,063

	960,118	31,123

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

16.	Post Balance Sheet events

On March 18, 2003, AAE Technologies International Plc.(The Company) entered into a non-binding Letter of Intent with Dynamic Ventures Inc., (DVI, a publicly listed company and incorporated in Washington state), by which DVI would acquire up to 100% of the Company’s common stock. Subsequent to the Letter of Intent, DVI on June 18, 2003 made a formal offer to acquire all of the Company’s shares. Completion of the transaction is conditioned on DVI acquiring a certain percentage of the shares of The Company. In connection with the DVI offer, DVI has undertaken, on a best efforts basis, to raise money from third parties to fund the future operations of the Company. Subsequent to the date of the Letter of Intent and prior to making its formal offer for the shares of the Company, DVI changed its name to 02Diesel Corporation.

17.	Gross Cash Flows

	2001	2000
	$	$
Returns on investments and servicing of finance
Interest received	24	511
Interest paid	(12,339)	(11,866)

	(12,315)	(11,355)

Taxation
Corporation tax paid	—	—
Corporation tax repaid	39,647	—

	39,647	—

Capital expenditure
Payments to acquire tangible assets	(1,763)
Cash acquired with subsidiaries	—	11,388

	(1,763)	11,388

Financing
Issue of ordinary share capital	1,509,841	—

	1,509,841	—

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

18.	Analysis of changes in net funds

	Opening	Cash	Closing
	balance	flows	balance
	$	$	$
Cash at bank and in hand	12,846	520,678	533,524
Overdrafts	(642,984)	(2,688)	(645,672)

	(630,138)	517,990	(112,148)

Net funds	(630,138)	517,990	(112,148)

19.	Accounting periods

The current Accounting period is for the 3 months ended 31 December 2001. The comparative accounting period is for the period from 14 October 2000 to 30 September 2001.

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

20.	Summary of significant differences between Irish and U.S. GAAP

The consolidated financial statements are prepared in accordance with Irish GAAP, which differ in certain respects from U.S. GAAP. The pertinent differences relate to the following items and the necessary adjustments are shown in the following tables.

Goodwill

Goodwill under Irish GAAP, which arose from the consolidation of AAE Holdings Limited in April 2001, is amortized over the estimated life (not to exceed twenty years). Under U.S. GAAP the re-capitalisation of AAE Holdings Limited to reflect the acquisition of the share capital by the Irish company AAE Technologies International plc would have been accounted for as follows:

Re-capitalisation (similar to Pooling of Interest method)

The principal authoritative accounting pronouncement covering business combinations is Statement 141 as issued by the Financial Accounting Standards Board (FASB). However, paragraph 11 of this Statement states that the term business combination excludes exchanges of shares between entities under common control. In practice, the method used to account for those transactions is similar to the pooling of interest method. Under the pooling of interests method, the book values of the joining companies are simply added together and recorded.

Intangible Assets

The treatment of Intangible Assets is governed by SFAS No.142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement directs that goodwill and intangible assets that have indefinite useful lives will not be amortised but rather will be tested at least annually for impairment. Impairment losses on intangible assets which do not have indefinite useful lives, such as intellectual property, are recognised when events indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of assets to their carrying amounts. Under US GAAP the Group’s intellectual property is considered impaired and as such has been written off as at 31 December 2001.

Foreign currency translation

The consolidated profit and loss account for the periods ended 31 December 2001 and 30 September 2001 were prepared using average exchange rates when translating the income and expenditure of subsidiaries. U.S. GAAP also requires the use of average rates and as such there is no difference in this accounting treatment.

The consolidated balance sheet includes the foreign subsidiaries which are translated under Irish GAAP as follows:

-	Fixed assets translated at the acquisition date rate

-	Other monetary and non-monetary assets at balance sheet date rate

-	Share capital at acquisition date rate

U.S. GAAP requires all assets and liabilities to be translated at the balance sheet date rate with items such as share capital being translated at acquisition date rate in a similar manner to Irish GAAP.

The exchange translation adjustment arising on the retranslation of the foreign subsidiaries should be recorded in an account entitled “Other Comprehensive Income/Loss” which is disclosed as part of the reserves in the balance sheet.

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

Unpaid share capital

Under Irish GAAP called up share capital is recorded at full nominal value, including unpaid amounts. Under U.S. GAAP, called up share capital is recorded at the amount of proceeds received.

Additional U.S. GAAP disclosure information

The following is a summary of the significant adjustments that would be required to reconcile shareholders’ funds per Irish GAAP to shareholders’ deficiencies per U.S. GAAP:

Shareholders’ Deficiency per U.S. GAAP as at 31/12/01

		Additional	Currency
	Common	paid-in	translation
	Shares	Capital	Adjustment	Net loss	Total
	$	$	$	$	$
Shareholder’s funds per Irish GAAP	671,898	1,268,031		(979,811)	960,118
Minority interest				10,312	10,312
Amortisation of Goodwill				67,969	67,969
Unpaid share capital	559,922				(559,922)
Adjustments to goodwill and minority interest from applying pooling of interest method to re-capitalisation				(509,655)	(509,655)
Foreign currency translation reserve			(4,476)	4,476	—

	111,976	1,268,031	(4,476)	(1,406,709)	(31,178)

The following is a summary of the significant adjustments that would be required to reconcile loss after taxation per Irish GAAP to net loss per U.S. GAAP:

    Net loss per U.S. GAAP

	2001	2001
	$	$
(Loss) after taxation attributable to shareholders per Irish GAAP	(580,846)	(398,965)
U.S. GAAP adjustments
Goodwill amortisation	25,483	42,486
Minority interest	(10,312)	(37,333)
Foreign currency translation	1,916	2,560

Net (loss) attributable to shareholders under U.S. GAAP	(563,759)	(391,252)

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

Statement of comprehensive income

SFAS 130 “Reporting Comprehensive Income” requires reporting and display of comprehensive income and its components.

	2001	2000
	$	$
Under U.S. GAAP, other comprehensive income of each period was as follows:
Net loss under U.S. GAAP	(563,759)	(391,252)
Foreign currency translation adjustment	(1,916)	(2,560)

Comprehensive loss under U.S. GAAP	(565,675)	(393,812)

Foreign currency translation adjustment
At start of period	2,560	—
Arising during the period	1,916	2,560

At end of period	4,476	2,560

Consolidated Statement of Cash Flows

The consolidated statement of cash flows prepared under Irish GAAP presents substantially the same information as that required under U.S. GAAP by SFAS 95 “Statement of Cash Flows”. This standard differs, however, with regard to the classification of items within the statements and as regards the definition of cash. Under U.S. GAAP, cash would not include bank overdrafts, of which there are none. The movements on such overdrafts are required to be included in financing activities under SFAS 95. Under U.S. GAAP, cash and cash equivalents include short term investments (of which there are none) with a maturity of three months or less at the date of acquisition. Under Irish GAAP, movements in short term investments are classified as management of liquid resources. Under Irish GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, equity dividends paid, management of liquid resources and financing. U.S. GAAP however, requires only three categories of cash flow activity to be reported; operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Irish GAAP would be included as operating activities under U.S. GAAP. Cash flows from capital expenditure, financial investment and acquisitions and disposals would be included under investing activities under U.S. GAAP. The payment of dividends would be included as a financing activity under U.S. GAAP. The categories of cash flow activity under U.S. GAAP can be summarized as follows:

AAE Technologies International plc

Notes to the Financial Statements
for the 3 month period ended 31 December 2001

	2001	2000
	$	$
Cashflows from operating activities
Net loss under U.S. GAAP	(563,759)	(391,252)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortisation of intellectual property	6,614	11,024
Depreciation	1,922	12,153
Increase in accounts receivables	(8,997)	(6,428)
Increase on prepaid expenses and other current assets	19,011	(32,816)
Increase in accounts payable	89,354	256,822
Increase in accrued expenses	17,458	2,206

Net cash used in operating activities	(438,397)	(661,935)

Cashflows from investing activities
Purchase of property and equipment	(1,763)	(36,420)
Purchase of intangible assets		(354,967)

	(1,763)	(391,387)

Cashflows from financing activities
Proceeds for equity issue	949,919	426,576
Increase in lending facility	2,688	642,984
Loan from participator	10,147
Cash acquired from subsidiary		11,388

	962,754	1,058,172

Effect of exchange rate on cash	1,916	2,560

Net increase/Decrease in cash	520,678	2,290
Cash:
As at 1 October 2001	12,846	10,556

As at 31 December 2001	533,524	12,846

AAE Technologies International plc

Directors’ Report and Financial Statements

for the period from 14 October 2000 to 30 September 2001

AAE Technologies International plc

Company information

Directors	A Dean-Smith
A. Rae
P. Shapiro
C. Desmond

Secretary	C Desmond

Registered office	The Arch
Father Matthew Quay
Cork
Ireland

Auditors	PRB Martin Pollins
4/5 Bridge Road Business Park
Bridge Road
Haywards Heath
West Sussex
RH16 1TX

Bankers	Ulster Bank Ireland Limited
PO Box 145
33 College Green
Dublin 2
Ireland

AAE Technologies International plc

Contents

Page
Directors’ report	1 - 2
Auditors’ report to the shareholders	3 - 4
Profit and loss account	5
Consolidated Balance sheet	6
Company Balance sheet	7
Cash flow statement	8
Notes to the financial statements	9 - 19

AAE Technologies International plc

Directors’ report
for the period from 14 October 2000 to 30 September 2001

The directors present their report and the financial statements for the period ended 30 September 2001.

Principal activity and business review

The principal activity of the company during the year was that of a holding company. On 26th October 2000, the company changed its name from Millingham Limited to AAE Technologies International Limited and on 5th December 2000 it re-registered as a public company.

The principal activities of the group’s subsidiaries are as follows:

-     AAE Holdings plc. - intermediate holding company

-     AAE Technologies Limited - the development and marketing of proprietary fuel additive technologies for the international motor furl market.

-     AAE (Research and Development) Limited - non trading.

Results and dividends

The trading results for the period, and the group’s financial position at the end of the period are shown in the attached Financial Statements. The directors are unable to recommend a dividend.

Important events since the year end

After the year-end, the company issued a further 24,181,038 shares for a total consideration of $1,445,687.

Directors and their interests in Shares of the Company

The directors who served during the period and their interests in the company are as stated below:

Ordinary shares of $0.01 each
30/09/01

A Dean-Smith	7,265,385
A. Rae	4,449,500
P. Shapiro	244,677
C. Desmond	200,000

Safety, Health and Welfare at Work Act 1989

The well being of the company’s employees is safeguarded through the strict adherence to health and safety standards. The Safety, Health and Welfare at Work Act 1989 imposes certain requirements on employers and the company has taken the necessary action to ensure compliance with the Act, including the adoption of a safety statement.

Accounting records

The Directors acknowledge their responsibility under Section 202 of the Companies Act 1990 to keep proper books and records for the company. To this end, we employ a full-time book-keeper. Our books and records are kept at our registered office.

AAE Technologies International plc

Directors’ report
for the period from 14 October 2000 to 30 September 2001

Directors’ responsibilities

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these the directors are required to:

-      suitable accounting policies and apply them consistently;

-     make judgements and estimates that are reasonable and prudent;

-     state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements;

-     prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Acts 1963 to 2001. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Auditors

PRB Martin Pollins were appointed auditors by the directors to fill the casual vacancy and they have expressed their willingness to continue in office in accordance with the provisions of Section 160(2) of the Companies Act, 1963.

This report was approved by the Board on 19 June 2002 and signed on its behalf by

A Dean-Smith	A. Rae
Director	Director

AAE Technologies International plc

Independent auditors’ report to the shareholders of Consolidated AAE Technologies International plc

We have audited the financial statements of Consolidated AAE Technologies International plc for the period ended 30 September 2001 which comprises the profit and loss account, the balance sheet and the related notes. These financial statements have been prepared under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company’s shareholders, as a body, in accordance with Section 193 of the Companies Act, 1990. Our audit work has been undertaken so that we might state to the company’s shareholders those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As described in the statement of directors’ responsibilities the company’s directors are responsible for the preparation of the financial statements in accordance with applicable law and Irish Accounting Standards.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and Auditing Standards promulgated by the Auditing Practices Board in Ireland and the United Kingdom.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Acts 1963 to 2001. We also report to you whether in our opinion: proper books of account have been kept by the company; whether, at the balance sheet date, there exists a financial situation requiring the convening of an Extraordinary General Meeting of the company; and whether the information given in the Directors’ Report is consistent with the financial statements. In addition, we state whether we have obtained all the information and explanations necessary for the purposes of our audit and whether the company’s balance sheet and its profit and loss account are in agreement with the books of account and returns.

We report to the shareholders if, in our opinion, any information specified by law regarding directors’ remuneration and directors’ transactions is not given and, where practicable, include such information in our report.

We read the directors’ report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion

We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company’s circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

AAE Technologies International plc

Independent auditors’ report to the shareholders of Consolidated AAE Technologies International plc

In our opinion the financial statements give a true and fair view of the state of the company’s affairs as at 30 September 2001 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Acts 1963 to 2001.

We have obtained all the information and explanations that we consider necessary for the purposes of our audit. In our opinion, proper books of account have been kept by the company. The financial statements are in agreement with the books of account.

In our opinion the information given in the directors’ report is consistent with the financial statements.

The net assets of the company, as stated in the balance sheet, are more than half of the amount of its called up share capital and, in our opinion, on that basis there did not exist at 30 September 2001 a financial situation which under Section 40 (1) of the Companies (Amendment) Act, 1983 would require the convening of an extraordinary general meeting of the company.

PRB Martin Pollins	4/5 Bridge Road Business Park
Chartered Accountants & Registered Auditor	Bridge Road
21 June 2002	Haywards Heath
West Sussex
RH16 1TX

AAE Technologies International plc

Profit and loss account
for the period from 14 October 2000 to 30 September 2001

		Continuing operations
		2001
	Notes	$
Turnover	2	3,137
Cost of sales		(500)

Gross profit		2,637
Administrative expenses		(427,580)

Operating profit		(424,943)
Other interest receivable and similar income		511
Interest payable and similar charges	4	(11,866)

Loss on ordinary activities before taxation		(436,298)
Tax on loss on ordinary activities		—

Loss on ordinary activities after taxation		(436,298)
Minority Interest		37,333

Loss for the period		(398,965)

The company has taken advantage of section 3(2) of the Companies (Amendment) Act 1986 not to publish its own Profit and Loss Account.

AAE Technologies International plc

Consolidated Balance sheet
as at 30 September 2001

		2001
	Notes	$
Fixed assets
Intangible assets	6	811,112
Tangible assets	7	24,267

		835,379
Current assets
Debtors	9	39,244
Cash at bank and in hand		12,846

		52,090
Creditors: amounts falling due within one year	10	(902,012)

Net current liabilities		(849,922)

Deficiency of assets		(14,543)

Capital and reserves
Called up share capital	11	430,088
Profit and loss account		(398,965)

Equity shareholders’ funds	12	31,123

AAE Technologies International plc

Company Balance Sheet
as at 30 September 2001

		2001
	Notes	$
Fixed assets
Financial assets	8	430,088

Total assets less current liabilities		430,088

Capital and reserves
Called up share capital	11	430,088

Shareholders’ funds	12	430,088

AAE Technologies International plc

Cash flow statement
for the period ended 30 September 2001

		2001
	Notes	$
Reconciliation of operating profit to net cash inflow from operating activities
Operating profit		(424,944)
Depreciation		65,644
Decrease in debtors		8,223
Decrease in creditors		(287,609)

Net cash inflow from operating activities		(638,686)

Cash flow statement
Net cash inflow from operating activities		(638,686)
Returns on investments and servicing of finance	14	(11,355)
Capital expenditure	14
Acquisitions and disposals	14	11,388

Financing	14
Decrease in cash in the period		(638,653)

Reconciliation of net cash flow to movement in net debt	15
Decrease in cash in the period		(638,653)
Net funds at 14 October 2000		8,515

Net debt at 30 September 2001		(630,138)

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

1.	Accounting policies

1.1.	Accounting convention

The financial statements are prepared under the historical cost convention.

The company has consistently applied all relevant accounting standards.

1.2.	Basis of Consolidation

The group financial statements consolidate the financial statements of the company and all its subsidiary undertakings made up to 30 September 2001. The results of the subsidiary undertakings acquired and disposed of in the periods outlined are included in the consolidated profit and loss account from the date of acquisition or up to the date of disposal. Upon the acquisition of a business, fair values are attributed to the identifiable net assets acquired. The group accounting policy in relation to goodwill is set out below.

As a consolidated profit and loss account is published, a separate profit and loss account for the parent company is omitted from the group accounts by virtue of section 3(2)(3) of the Companies (Amendment) Act 1986.

1.3.	Turnover

Turnover represents the total invoice value, excluding value added tax, of sales made during the year.

1.4.	Goodwill

Acquired goodwill is written off in equal annual instalments over its estimated useful economic life of 5 years.

1.5.	Patents

Patents are valued at cost less accumulated amortisation. Amortisation is calculated to write off the cost in equal annual instalments over their estimated useful life.

1.6.	Tangible fixed assets and depreciation

Depreciation is provided at rates calculated to write off the cost less residual value of each asset over its expected useful life, as follows:

Office equipment – 33 1/3% Straight Line

2.	Turnover

The turnover and loss before tax are attributable to the principal activity of the group.

2001
$
Geographical market
UK	3,137

Consolidated AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

3.	Interest receivable and similar income

2001
$
Bank interest	511

4.	Interest payable and similar charges

2001
$
On bank loans and overdrafts	11,866

5.	Employees

Number of employees

2001
Number
The average monthly numbers of employees (including the directors) during the period were:
Average staff	4

Employment costs

2001
$
Wages and salaries	54,799
Social welfare costs	7,944

62,743

5.1.	Directors’ emoluments

2001
$
Remuneration and other emoluments	55,072

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

6.	Intangible fixed assets

	Patents	Goodwill	Total
	$	$	$
Cost
At 14 October 2000	—	—	—
Additions	354,967	509,655	864,622

At 30 September 2001	354,967	509,655	864,622

Provision for diminution in value
At 14 October 2000	—	—	—
Charge for period	11,024	42,486	53,510

At 30 September 2001	11,024	42,486	53,510

Net book value
At 30 September 2001	343,943	467,169	811,112

At 13 October 2000	—	—	—

7.	Tangible fixed assets

	Fixtures,
	fittings and
	equipment	Total
	$	$
Cost
Additions	36,420	36,420

At 30 September 2001	36,420	36,420

Depreciation
Charge for the period	12,153	12,153

At 30 September 2001	12,153	12,153

Net book value
At 30 September 2001	24,267	24,267

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

8.	Investments - Company

	Subsidiary
	Undertakings
	Shares	Total
	$	$
Cost
Additions	430,088	430,088

At 30 September 2001	430,088	430,088

Net book values
At 30 September 2001	430,088	430,088

The above investment relates to a 90.52% shareholding in AAE Holdings plc and its subsidiary undertaking AAE Technologies Limited. Both companies are registered in England. AAE Holdings plc is an intermediate holding company and AAE Technologies Limited develops and markets proprietary fuel additive technologies for the international motor fuel market. The company also has a 100% shareholding in AAE (Research and Development) Limited, a non-trading company registered in the Republic of Ireland.

9.	Debtors

2001
$
Trade debtors	6,428
Other debtors	32,816

39,244

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

10.	Creditors: amounts falling due within one year

2001
$
Bank overdraft	642,984
Trade creditors	174,584
PAYE and social welfare	5,954
Other creditors	76,284
Accruals and deferred income	2,206

902,012

The bank overdraft is secured by a personal guarantees.

11.	Share capital

2001
$
Authorised equity
38,100 ‘A’ Ordinary shares of €1 each	34,712
500,000,000 Ordinary Shares of $0.01 each	5,000,000

5,034,712

Allotted, called up and fully paid equity
43,008,772 Ordinary shares of $0.01 each	430,088

Equity interest	430,088
Non-equity interest	—

	Number of		Period of
Issue Date	Ordinary shares	Exercise Price	Exercise
14/7/01	2,800,000	5p sterling	5 years
14/7/01	75,000	10p sterling	5 years
14/7/01	850,000	15p sterling	5 years
14/7/01	150,000	25p sterling	5 years
14/7/01	7,425,435	30p sterling	5 years
14/7/01	4,800,000	40p sterling	5 years

	18,600,435

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

12.	Reconciliation of movements in shareholders’ funds

2001
$
Loss for the period	(398,965)
Net proceeds of equity share issue	396,025

Net addition to/deduction from shareholders’ funds	(2,940)
Opening shareholders’ funds	34,063

Closing shareholders’ funds	31,123

13.	Post balance sheet events

After the year-end, the company issued a further 24,181,038 shares for a total consideration of $1,445,687.

14.	Gross cash flows

2001
$
Returns on investments and servicing of finance
Interest received	511
Interest paid	(11,866)

(11,355)

Acquisitions and disposals
Cash acquired with subsidiaries	(11,388)

AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

15.	Analysis of changes in net funds

	Opening	Cash	Closing
	balance	flows	balance
	$	$	$
Cash at bank and in hand	8,515	4,331	12,846
Overdrafts	—	(642,984)	(642,984)

	8,515	(638,653)	(630,138)

Net funds	8,515	(638,653)	(630,138)

Consolidated AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

16.	Summary of significant differences between Irish and U.S. GAAP

The consolidated financial statements are prepared in accordance with Irish GAAP, which differ in certain respects from U.S. GAAP. The pertinent differences relate to the following items and the necessary adjustments are shown in the following tables.

Goodwill

Goodwill under Irish GAAP, which arose from the consolidation of AAE Holdings Limited in April 2001, is amortized over the estimated life (not to exceed twenty years). Under U.S. GAAP the re-capitalisation of AAE Holdings Limited to reflect the acquisition of the share capital by the Irish company AAE Technologies International plc would have been accounted for as follows:

Re-capitalisation (similar to Pooling of Interest method)

The principal authoritative accounting pronouncement covering business combinations is Statement 141 as issued by the Financial Accounting Standards Board (FASB). However, paragraph 11 of this Statement states that the term business combination excludes exchanges of shares between entities under common control. In practice, the method used to account for those transactions is similar to the pooling of interest method. Under the pooling of interests method, the book values of the joining companies are simply added together and recorded.

Intangible Assets

The treatment of Intangible Assets is governed by SFAS No.142, “Goodwill and Other Intangible Assets” (“SFAS 142”). This statement directs that goodwill and intangible assets that have indefinite useful lives will not be amortised but rather will be tested at least annually for impairment. Impairment losses on intangible assets which do not have indefinite useful lives, such as intellectual property, are recognised when events indicate that the undiscounted cash flows estimated to be generated by such assets are less than their carrying value and all or a portion of such carrying value may not be recoverable. Impairment losses are then measured by comparing the fair value of assets to their carrying amounts. Under US GAAP the Group’s intellectual property is considered impaired and as such has been written off as at 31 December 2002.

Foreign currency translation

The consolidated profit and loss account for the periods ended 30 September 2001 and 13 October 2000 were prepared using average exchange rates when translating the income and expenditure of subsidiaries. U.S. GAAP also requires the use of average rates and as such there is no difference in this accounting treatment.

The consolidated balance sheet includes the foreign subsidiaries which are translated under Irish GAAP as follows:

—	Fixed assets translated at the acquisition date rate

—	Other monetary and non-monetary assets at balance sheet date rate

—	Share capital at acquisition date rate

U.S. GAAP requires all assets and liabilities to be translated at the balance sheet date rate with items such as share capital being translated at acquisition date rate in a similar manner to Irish GAAP.

The exchange translation adjustment arising on the retranslation of the foreign subsidiaries should be recorded in an account entitled “Other Comprehensive Income/Loss” which is disclosed as part of the reserves in the balance sheet.

Unpaid share capital

Under Irish GAAP called up share capital is recorded at full nominal value, including unpaid amounts. Under U.S. GAAP, called up share capital is recorded at the amount of proceeds received.

Consolidated AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

Additional U.S. GAAP disclosure information

The following is a summary of the significant adjustments that would be required to reconcile shareholders’ funds per Irish GAAP to shareholders’ deficiencies per U.S. GAAP:

Shareholders’ Deficiency per U.S. GAAP as at 30 September 2001

		Additional	Currency
	Common	paid-in	translation
	Shares	Capital	Adjustment	Net loss	Total
	$	$	$	$	$
Shareholder’s funds per Irish GAAP	430,088	—		(398,965)	31,123
Minority interest				(45,666)	(45,666)
Amortisation of Goodwill				42,486	42,486
Adjustments to goodwill and minority interest from applying pooling of interest method to re-capitalisation				(509,655)	(509,655)
Foreign currency translation reserve			2,560	(2,560)	—

	430,088	—	2,560	(914,360)	(481,712)

The following is a summary of the significant adjustments that would be required to reconcile loss after taxation per Irish GAAP to net loss per U.S. GAAP:

2001
Net loss per U.S. GAAP	$
(Loss) after taxation attributable to shareholders per Irish GAAP	(398,965)
U.S. GAAP adjustments
Goodwill amortisation	42,486
Minority interest	(37,333)
Foreign currency translation	2,560

Net (loss) attributable to shareholders under U.S. GAAP	(391,252)

Consolidated AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

Statement of comprehensive income

SFAS 130 “Reporting Comprehensive Income” requires reporting and display of comprehensive income and its components.

Under U.S. GAAP, other comprehensive income of each period was as follows:

2001
$
Net loss under U.S. GAAP	(391,252)
Foreign currency translation adjustment	(2,560)

Comprehensive loss under U.S. GAAP	(393,812)

Foreign currency translation adjustment
At start of period
Arising during the period	2,560

At end of period	2,560

Consolidated Statement of Cash Flows

The consolidated statement of cash flows prepared under Irish GAAP presents substantially the same information as that required under U.S. GAAP by SFAS 95 “Statement of Cash Flows”. This standard differs, however, with regard to the classification of items within the statements and as regards the definition of cash. Under U.S. GAAP, cash would not include bank overdrafts, of which there are none. The movements on such overdrafts are required to be included in financing activities under SFAS 95. Under U.S. GAAP, cash and cash equivalents include short term investments (of which there are none) with a maturity of three months or less at the date of acquisition. Under Irish GAAP, movements in short term investments are classified as management of liquid resources. Under Irish GAAP, cash flows are presented separately for operating activities, returns on investments and servicing of finance, taxation, capital expenditure and financial investment, equity dividends paid, management of liquid resources and financing. U.S. GAAP however, requires only three categories of cash flow activity to be reported; operating, investing and financing. Cash flows from taxation and returns on investments and servicing of finance shown under Irish GAAP would be included as operating activities under U.S. GAAP. Cash flows from capital expenditure, financial investment and acquisitions and disposals would be included under investing activities under U.S. GAAP. The payment of dividends would be included as a financing activity under U.S. GAAP. The categories of cash flow activity under U.S. GAAP can be summarized as follows:

2001
$
Cashflows from operating activities
Net loss under U.S. GAAP	(391,252)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortisation of intellectual property	11,024
Depreciation	12,153
(Decrease)/increase in accounts receivables	(8,024)
(Decrease)/Increase in accounts payable	(297,076)

Net cash used in operating activities	(673,175)

Consolidated AAE Technologies International plc

Notes to the financial statements
for the period from 14 October 2000 to 30 September 2001

Cashflows from investing activities
Cash acquired from subsidiary	11,388

Cashflows from financing activities
Increase in lending facility	642,984

642,984

Effect of exchange rate on cash	2,560

Net increase/(Decrease) in cash	21,363
Cash:
As at 14 October 2000	8,517

As at 30 September 2001	(12,846)